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HARRIS STRATEX NETWORKS, INC.
637 Davis Drive, Morrisville, NC 27560

Notice of 2008 Annual Meeting of Stockholders
To Be Held on November 20, 2008

TO THE HOLDERS OF COMMON STOCK OF HARRIS STRATEX NETWORKS, INC.

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders of Harris Stratex Networks, Inc. will be held at our facilities, located at 120 Rose Orchard Way, San Jose, California, on Thursday, November 20, 2008 at 3:30 p.m., local time, for the following purposes:

1. Election of four Class A directors and five Class B directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

2. Ratification of the appointment by our Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2009.

3. Approval of the material terms of our Annual Incentive Plan.

4. Approval of the material terms of our 2007 Stock Equity Plan for purposes of Internal Revenue Code Section 162(m).

5. The transaction of such other business as may properly come before the annual meeting, or any adjournments or postponements thereof.

Only holders of common stock of record at the close of business on September 22, 2008 are entitled to notice of and to vote at the Annual Meeting and all adjournments or postponements thereof.

Whether or not you expect to attend in person, we urge you to submit a proxy to vote your shares in accordance with the instructions that we provide to you and as set forth in the proxy statement for the 2008 Annual Meeting. This will help ensure the presence of a quorum at the meeting.

By Order of the Board of Directors

/s/  Juan Otero
Juan Otero
Vice President, General Counsel and Secretary

October 8, 2008

ABOUT THE MEETING	1

What is the purpose of the meeting?	1
What is the record date, and who is entitled to vote at the meeting?	1
What are the voting rights of the holders of Harris Stratex common stock at the meeting?	1
Who can attend the Annual Meeting?	2
How do I vote?	2
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?	2
How can I access the proxy materials and annual report on the Internet?	2
Why are we soliciting proxies?	2
How do I revoke my proxy?	3
What vote is required to approve each item?	3
What constitutes a quorum, abstention, and broker “non-votes”?	3
Who pays for the cost of solicitation?	4
What is the deadline for submitting proposals and director nominations for the 2009 Annual Meeting?	4
Who will count the votes?	4

CORPORATE GOVERNANCE	5

Board Members	5
Board and Committee Meetings and Attendance	5
Directors’ Biographies	6
Board of Directors Committees	7
Audit Committee	8
Compensation Committee	9
Compensation Committee Interlock and Insider Participation	9
Corporate Governance Committee	9
Nominating Committee	9
Stockholder Communications with the Board	10
Code of Conduct	10
Contractual and Other Control Arrangements	10
Election of Class B Directors	10

TRANSACTIONS WITH RELATED PERSONS	11

DIRECTOR COMPENSATION AND BENEFITS	13

Fiscal 2008 Compensation of Non-Employee Directors	13
Indemnification	14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	18

INDEPENDENT AUDITOR’S FEES	19

EXECUTIVE COMPENSATION	20

Compensation Discussion and Analysis	20

ii

HARRIS STRATEX NETWORKS, INC.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 20, 2008

This proxy statement (“Proxy Statement”) applies to the solicitation of proxies by the Board of Directors (“Board”) of Harris Stratex Networks, Inc. (which we refer to as the “Company,” “we,” “our,” and “ours”) for use at the 2008 Annual Meeting of Stockholders, to be held at 3:30 p.m., local time, November 20, 2008, and any adjournments or postponements thereof. The annual meeting will be held in San Jose, California, located at 120 Rose Orchard Way, San Jose, California. [The telephone number at that location is (408) 943-0777.] These proxy materials will be available over the Internet and for those that have requested to receive the materials in hard copy, the proxy materials are being mailed on or about October 8, 2008 to our stockholders entitled to notice of and to vote at the annual meeting.

All materials filed by the Company with the Securities and Exchange Commission, or SEC, can be obtained at the Commission’s Public Reference Room at 100 F Street, N.E, Washington D.C. 20549, or through the Commission’s website at www.sec.gov. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

ABOUT THE MEETING

What is the purpose of the meeting?

The purpose of the 2008 Annual Meeting of Stockholders is to obtain stockholder action on the matters outlined in the notice of meeting included with this Proxy Statement. Our Class A common stockholders and our sole Class B common stockholder, Harris Corporation, or Harris, will vote together to elect four Class A directors, and Harris will vote as the sole Class B common stockholder, to elect five Class B directors. Our Class A and Class B common stockholders, voting together, will be asked to ratify the appointment by our Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2009. Our Class A and Class B common stockholders, voting together, will also be asked to approve the material terms of each of the Annual Incentive Plan and the 2007 Stock Equity Plan for the purposes of compliance with Internal Revenue Code (the “Code”) Section 162(m). In addition, management will report on its 2008 performance and respond to stockholders’ questions at the annual meeting.

What is the record date, and who is entitled to vote at the meeting?

The record date for the stockholders entitled to vote at the annual meeting is September 22, 2008. The record date was established by the Board as required by the Delaware General Corporation Law, or DGCL, and our Bylaws. Owners of record of shares of our Class A and Class B common stock at the close of business on the record date are entitled to receive notice of the annual meeting and to vote at the annual meeting, and at any adjournments or postponements thereof. You may vote all shares that you owned on the record date.

What are the voting rights of the holders of Harris Stratex common stock at the meeting?

Each outstanding share of our Class A and Class B common stock is entitled to one vote on each matter considered at the annual meeting. In addition, Harris Corporation, as the sole holder of our outstanding Class B common stock, is entitled to one vote per share for the election of five Class B directors. As of the record date of September 22, 2008, the number of outstanding shares of Class A common stock was 25,545,022 and the number of outstanding shares of Class B common stock was 32,913,377. Because Harris owned a majority of the combined Class A and Class B common stock on the record date, it will have a majority of the votes in the election of Class A directors. Harris has agreed to vote its shares of Class B common stock in favor of the nominees of our Nominating Committee, which includes no Harris representatives, for election as Class A directors. Accordingly, these nominees will be elected at the meeting irrespective of the voting of our Class A common shares. In addition, Harris has indicated that it intends to vote its shares of Class B common stock in favor of ratification of the appointment by our Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2009 and approval of the material terms of each of the Annual Incentive Plan and the 2007 Stock Equity Plan for purposes of Section 162(m) of the Code. Harris’ voting power is sufficient to ratify the appointment of Ernst & Young LLP and approve these plans at the annual meeting irrespective of the voting of our Class A common shares.

Who can attend the Annual Meeting?

Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

If your shares are held in “street name” (that is, through a bank, broker or other holder of record) and you wish to attend the annual meeting, you must bring a copy of a bank or brokerage statement reflecting your stock ownership as of the record date to the annual meeting.

How do I vote?

Stockholders of record can direct their votes by proxy as follows:

•	Via the Internet: Stockholders may submit voting instructions to the proxy holders through the Internet by following the instructions included with the proxy card.

•	By Telephone: Stockholders may submit voting instructions to the proxy holders by telephone by following the instructions included with the proxy card.

•	By Mail: Stockholders may sign, date and return proxy cards in the pre-addressed, postage-paid envelope that will be provided if a printed proxy statement is requested.

•	At the Meeting: If you attend the annual meeting, you may vote in person by ballot, even if you have previously returned a proxy card.

If you are the beneficial owner of shares held in street name, the nominee holding your shares will send you separate instructions describing the procedure for voting your shares. Street name stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules recently adopted by the SEC, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request delivery of annual meeting proxy materials in printed form by mail or electronically by email on an ongoing basis.

How can I access the proxy materials and annual report on the Internet?

This Proxy Statement, the form of proxy card, the Notice and our annual report on SEC Form 10-K for the fiscal year ended June 27, 2008 are available at www.proxydocs.com/hstx.

Why are we soliciting proxies?

In lieu of personally attending and voting at the 2008 annual meeting, you can appoint a proxy to vote on your behalf. We are soliciting your vote so all shares of our Class A common stock may be voted at the annual meeting and have designated proxy holders to whom you may submit your voting instructions. The proxy holders for the annual meeting are our General Counsel and Secretary, Juan Otero and Associate General Counsel and Assistant Secretary, Meena Elliott.

How do I revoke my proxy?

If the shares of Class A common stock are held in your name, you may revoke your proxy given pursuant to this solicitation at any time before your shares are voted by:

•	delivering a written notice of revocation to the Company’s Secretary, Juan Otero, at 120 Rose Orchard Way, San Jose, CA 95134;

•	executing and delivering a proxy card bearing a later date to the Company’s Secretary at the same address;

•	submitting another proxy by Internet or telephone (the latest dated proxy will control); or

•	attending the annual meeting and voting in person.

If your shares are held in street name, you should follow the directions provided by the nominee institution that holds your shares regarding proxy revocation. Your attendance at the annual meeting after having executed and delivered a valid proxy card will not in and of itself constitute revocation of your proxy.

What vote is required to approve each item?

The director nominees will be re-elected by a plurality of the votes cast. Our stockholders may not cumulate votes in the re-election of the director nominees. The director nominees receiving the highest number of affirmative votes of the shares present in person or by proxy at the annual meeting and entitled to vote will be elected. Ratification of the selection by our Audit Committee of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the stockholders present in person or by proxy at the annual meeting and entitled to vote. Approval of the material terms of each of the Annual Incentive Plan and the 2007 Stock Equity Plan for purposes of Section 162(m) of the Code also requires the affirmative vote of the majority of the stockholders present in person or by proxy at the annual meeting and entitled to vote. Harris has advised us that it intends to vote all of its shares of Class B common stock in favor of the re-election of the director nominees, the ratification of the selection of our independent registered public accounting firm and the approval of the material terms of each of the Annual Incentive Plan and the 2007 Stock Equity Plan. The voting power of Harris’ Class B common stock is sufficient to elect the nominees, ratify the appointment of our independent registered public accounting firm and approve material terms of each of these plans.

What constitutes a quorum, abstention, and broker “non-votes”?

The presence at the annual meeting either in person or by proxy of a majority of the outstanding shares of our common stock will constitute a quorum for the transaction of business at the annual meeting. Harris, which holds approximately 56 percent of our outstanding common stock, has advised us that it intends to be present at the meeting thus guaranteeing the presence of a quorum.

Under the DGCL, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting. A broker “non-vote” occurs when a broker or other nominee holding shares in street name for a beneficial owner signs and submits a proxy or votes with respect to shares of common stock held in a fiduciary capacity, but does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner or because the broker elects not to vote on a matter as to which it does have discretionary voting power. Under the rules governing brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of Class A Directors and the ratification of the selection of our independent public accounting firm. With respect to Proposal No. 1, which requires a plurality vote, broker “non-votes” will have no effect. With respect to Proposal No. 2 (ratification of the selection of our independent registered public accounting firm), which requires the affirmative vote of a majority of the shares present at the meeting and entitled to vote, broker “non-votes” will have the same effect as a negative vote. With respect to Proposals No. 3 (approval of the material terms of the Annual Incentive Plan) and No. 4 (approval of the material terms of the 2007 Stock Equity Plan), broker “non-votes” will also have the same effect as a negative vote.

Who pays for the cost of solicitation?

We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials that may be furnished to our stockholders and the maintenance and operation of the website providing Internet access to these proxy materials. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock and maintaining the Internet access for such materials and the submission of proxies. We may supplement the original solicitation of proxies by mail, by solicitation by telephone, telegram, or other means by our directors, officers and employees. No additional compensation will be paid to these individuals for any such services.

What is the deadline for submitting proposals and director nominations for the 2009 Annual Meeting?

Stockholder Proposals.  In order for stockholder proposals to be considered properly brought before our 2009 annual meeting, the stockholder’s written notice thereof must be received by our General Counsel and Secretary, Juan Otero, at the address of our principal executive offices, not less than 60 days or more than 90 days prior to the meeting. However, in the event that we give less than 70 days prior notice or public disclosure of the annual meeting date, the notice must be received by our General Counsel and Secretary at the address noted above no less than 10 days following the date of our notice or public disclosure of the meeting. The full requirements for the notice are in Article II, Section 13 of our Bylaws, which is available for review at our website, www.harrisstratex.com. In addition, if a stockholder wishes the proposal to be considered for inclusion in our proxy materials for the 2009 annual meeting under SEC Rule 14a-8, written notice thereof must be received by our General Counsel and Secretary at the address noted above by June 10, 2009.

Nomination of Director Candidates.  In order for a stockholder to nominate a director for election at our 2009 annual meeting, the stockholder’s written notice thereof must be received by our General Counsel and Secretary, Juan Otero, at the address of our principal executive offices, not less than 60 days or more than 90 days prior to the meeting. However, in the event that we give less than 70 days prior notice or public disclosure of the annual meeting date, the notice must be received by our General Counsel and Secretary at the address noted above no less than 10 days following the date of our notice or public disclosure of the meeting. The full requirements for the notice are contained in Article II, Section 14 of our Bylaws, which is available for review at our website, www.harrisstratex.com.

The proxies to be solicited by the Board for the 2009 annual meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at such annual meeting if the Company fails to receive notice of such stockholder’s proposal for the meeting in accordance with the periods specified above.

Who will count the votes?

An automated system administered by Bowne & Co., Inc. will tabulate the votes cast by proxy. A representative of Bowne & Co., Inc. will act as the inspector of elections for the annual meeting and will tabulate the votes cast in person at the annual meeting.

CORPORATE GOVERNANCE

We believe in and are committed to sound corporate governance principles. Consistent with our commitment to and continuing evolution of corporate governance principles, we adopted a Code of Business Ethics, Nominating Committee, Audit Committee, Compensation Committee, and Corporate Governance Committee charters and corporate governance guidelines. The committee charters are available at http://www.harrisstratex.com/cg/committee-charters.asp. Each of our Board committees is required to conduct an annual review of its charter and applicable guidelines.

Board Members

The Board is composed of nine members, of whom four are Class A directors and five are Class B directors. All directors except Messrs. Braun and Lance have held office as directors since January 26, 2007, the date of the contribution by Harris of the Microwave Communications Division of Harris, or MCD, and our merger with Stratex Networks, Inc., or Stratex. Mr. Braun became a director on April 8, 2008 and Mr. Lance has held office as a director since we were incorporated as a wholly-owned subsidiary of Harris on October 5, 2006. The Board is chaired by Mr. Kissner.

Name	Title and Class of Director

Charles D. Kissner	Class A Director
William A. Hasler	Class A Director
Clifford H. Higgerson	Class A Director
Edward F. Thompson	Class A Director
Harald J. Braun	Class B Director
Eric C. Evans	Class B Director
Howard L. Lance	Class B Director
Dr. Mohsen Sohi	Class B Director
Dr. James C. Stoffel	Class B Director

As a result of the combination of MCD and Stratex, as described above, Harris owns approximately 56 percent of the outstanding shares of our common stock as of the date of this Proxy Statement. Thus, we are a “controlled” entity under the Listing rules of the NASDAQ stock market “The Nasdaq Listing Rules” and, as such, are exempt from the director independence requirements, with the exception of those applicable to the Audit Committee. While we are not required to have independent directors on our Compensation and Nominating committees, the majority of our directors on these committees are independent. Class A directors are nominated by the Nominating Committee of the Board, which consists solely of Class A directors and are elected by the holders of Class A and Class B common stock voting together as a class. Class B directors are elected by Harris, as the sole stockholder of Class B common stock. The number of Class A and Class B directors is defined in our restated certificate of incorporation, or charter, and our Bylaws.

The Board has determined that as of the date of this Proxy Statement, each of our current directors except Messrs. Kissner, Braun and Lance has no material relationship with the Company and is independent within the Company’s director independence standards and, in the case of the Audit Committee, in accordance with the NASDAQ Listing Rules. All directors are requested to attend the annual meeting of stockholders.

Board and Committee Meetings and Attendance

During fiscal year 2008, the Board held eight meetings, the Audit Committee held 13 meetings, the Compensation Committee held seven meetings, the Corporate Governance Committee held four meetings and the Nominating Committee held one meeting. Each of our board members attended at least 75 percent of the total number of Board meetings and at least 75 percent of the total number of meetings of the committee or committees on which the member served during the fiscal year.

Directors’ Biographies

Mr. Charles D. Kissner, age 61, currently serves as our Chairman of the Board. Mr. Kissner served as Chief Executive Officer of Stratex from July 1995 through May 2000, and again from October 2001 to May 2006. He was elected a director of Stratex in July 1995 and Chairman in August 1996, a position which he held through 2006. Mr. Kissner also served as Vice President and General Manager of M/A-COM, Inc., a manufacturer of radio and microwave communications products, from July 1993 to July 1995. Prior to that, he was President and CEO of Aristacom International, a communications software company, and Executive Vice President and a Director of Fujitsu Network Switching, Inc. He also held a number of executive positions at AT&T (now Alcatel-Lucent). Mr. Kissner currently serves on the board of directors of SonicWALL, Inc., a provider of Internet security solutions, and Shoretel, Inc. an IP business telephony systems company. Mr. Kissner also serves on the Advisory Board of Santa Clara University’s Leavey School of Business.

Mr. Harald J. Braun, age 52, has been our President and Chief Executive Officer and a member of the Board since April 2008. Previously, he served as President and CEO of Siemens Networks LLC and most recently as a senior executive in Nokia Siemens Networks North America. In 2002, Mr. Braun became President, Siemens Carrier Networks Division, focused on next-generation technologies and services. From 2000-2002, he served as Siemens Senior Vice President and the head of Siemens Ltd. in Thailand, with responsibility for sales of the company’s next-generation network products. Prior to this, he served in a number of management roles at Siemens AG.

Mr. Eric C. Evans, age 55, currently serves as Chairman of the Board of Directors, Chief Executive Officer, and Representative Executive Director of D&M Holdings Inc., a leading provider of premium consumer audio electronics. Until its acquisition in September 2008 by an affiliate of Bain Capital, D&M was publicly traded on the Tokyo Stock Exchange. He is also an industrial partner in the private equity firm of Ripplewood Holdings LLC. Prior to joining Ripplewood in November 2005, Mr. Evans was President and Chief Operating Officer of Diebold, Inc., a $2.6 billion global technology product and services company, from 2003 to 2005. Prior to 2003, Mr. Evans was a group vice president in the climate technologies area of Emerson Electric Company, an industrial technology and engineering leader. At Emerson beginning in 1987, Mr. Evans served in a variety of senior executive roles for Emerson’s Copeland Division including President of International, Senior Vice President, and Chief Financial Officer.

Mr. William A. Hasler, age 66, has served as Chairman of the Board of Directors of Solectron Corporation from 2003 to 2007 and was a member of that board from 1998 to 2007. He served as a member of the Stratex board of directors from August 2001 through January 2007, and was Chairman of the Nominating and Corporate Governance Committee and a member of the Audit Committee. He was co-Chief Executive Officer and a Director of Aphton Corp, a biopharmaceutical company from 1998 to 2003. From 1991 to 1998, Mr. Hasler was Dean of both the Graduate and Undergraduate Schools of Business at the University of California, Berkeley. Prior to his deanship at UC Berkeley, Mr. Hasler was Vice Chairman of KPMG Peat Marwick. Mr. Hasler also serves on the boards of Ditech Networks Corp., a supplier of telecommunications equipment, Genitope Corporation, a biopharmaceutical company, Technical Olympic USA, Inc., a homebuilder and financial services company, and Mission West Properties Inc., a REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties. He is also a trustee of the Schwab Funds.

Mr. Clifford H. Higgerson, age 68, served as a member of the Stratex board of directors from March 2006 to January 2007 and served on the Compensation and Strategic Business Development Committees. He has more than 35 years experience in research, consulting, planning and venture investing primarily in the telecommunications industry, with an emphasis on carrier systems and equipment. In 2006, he became a partner with Walden International, a global venture capital firm focused on four key industry sectors: communications, electronics/digital consumer, software and IT services, and semiconductors. Mr. Higgerson was a founding partner of ComVentures from 1986 to 2005, and has been a general partner with Vanguard Venture Partners since 1991. He currently serves as a member of the board of directors of BA Systems, Kotura, Hatteras Networks, Xtera Communications, World of Good and Ygnition.

Mr. Howard L. Lance, age 52, is currently President and Chief Executive Officer and Chairman of the Board of Directors of Harris. Mr. Lance joined Harris in January 2003 as President and Chief Executive Officer and was appointed Chairman in June 2003. Prior to joining Harris, Mr. Lance was President of NCR Corporation, an information technology services provider, and Chief Operating Officer of its Retail and Financial Group from July 2001 until October 2002. Prior to joining NCR, he spent 17 years with Emerson Electric Company, an electronic products and systems company, where he held increasingly senior management positions with different divisions of the company. In 1999, Mr. Lance was named Executive Vice President with operating responsibility for Emerson’s Electronics and Telecommunications businesses. Prior to 1999, Mr. Lance held sales and marketing positions with the Scott-Fetzer Company and Caterpillar, Inc. Mr. Lance is also a director of Eastman Chemical Company and serves on the Board of Trustees of the Aerospace Industries Association, the Manufacturers Alliance/MAPI, Inc., the Florida Council of 100, the United Way of Brevard County and the Florida Institute of Technology.

Dr. James C. Stoffel, age 62, currently serves on the Board of Directors of Harris, of which he has been a member since August 2003, and is also a member of its Finance Committee and the Management Development and Compensation Committees. Prior to his retirement, Dr. Stoffel was Senior Vice President, Chief Technical Officer and Director of Research and Development of Eastman Kodak Company. He held this position from 2000 to April 2005. He joined Kodak in 1997 as Vice President and Director Electronic Imaging Products Research and Development and became Director of Research and Engineering in 1998. Prior to joining Kodak, he was with Xerox Corporation, where he began his career in 1972. His most recent position with Xerox was Vice President, Corporate Research and Technology. Dr. Stoffel is also a trustee of the George Eastman House museum. He serves on the Advisory Board for Research and Graduate Studies at the University of Notre Dame and is a member of the advisory board of the Applied Science and Technology Research Institute, Hong Kong.

Dr. Mohsen Sohi, age 49, has served, since 2003, as President and Chief Executive Officer of Freudenberg-NOK, a privately-held joint venture partnership between Freudenberg & Co. of Germany and NOK Corp. of Japan, the world’s largest producer of elastomeric seals and custom molded products for automotive and other applications. From 2001 through 2003 he served as President, Retail Store Automation Division, NCR Corporation. From 1986 through 2001 he served in various key positions at Honeywell/Allied Signal Inc., including President, Honeywell Electronic Materials and President, Honeywell Commercial Vehicle Systems. Mr. Sohi is also a director of Steris Corporation, a provider of infection prevention, contamination control, microbial reduction and surgical support systems, products, series and technologies to healthcare, scientific research, industrial,and government customers worldwide.

Mr. Edward F. Thompson, age 70, served as a member of the Stratex board of directors from November 2002 through January 2007, where he was Chairman of the Audit Committee, and served on the Nominating and Corporate Governance Committee. Mr. Thompson has been a consultant to Fujitsu Labs of America since 2002. From 1976 to 1994, he held various positions at Amdahl Corporation, including Chief Financial Officer and Corporate Secretary, as well as Chairman and CEO of Amdahl Capital Corporation. Mr. Thompson also held positions at U.S. Leasing International, Inc., Computer Sciences Corporation, IBM and Lockheed Missiles and Space Company. Mr. Thompson has contributed as a director or advisor to a number of companies including Fujitsu, Ltd. and several of its subsidiaries, SonicWALL Inc., a provider of Internet security solutions, and Shoretel, Inc., an IP business telephony systems company. He is on the Advisory Boards of Diamondhead Ventures, LLP, and Santa Clara University’s Leavey School of Business.

Board of Directors Committees

Our Board of Directors maintains an Audit Committee, a Compensation Committee, a Nominating Committee, and a Corporate Governance Committee.

Copies of the charters for the Audit Committee, the Compensation Committee, the Corporate Governance Committee, and the Nominating Committee are available on our website at http://www.harrisstratex.com/cg/committee-charters.asp.

The following table shows the Chairman and present members of each committee, the number of committee meetings held during fiscal year 2008, and the principal functions performed by each committee.

	Number
	of Meetings
	in Fiscal
Committee	2008	Members	Principal Functions

Audit	13	Edward F. Thompson* Eric C. Evans William A. Hasler	• Selects our independent registered public accounting firm
			• Reviews reports of our independent registered public accounting firm
			• Reviews and pre-approves the scope and cost of all services, including all non-audit services, provided by the firm selected to conduct the audit
			• Monitors the effectiveness of the audit process
			• Reviews management’s assessment of the adequacy of financial reporting and operating controls
			• Monitors corporate compliance program
Compensation	7	Dr. James C. Stoffel* Clifford H. Higgerson Dr. Mohsen Sohi	• Reviews our executive compensation policies and strategies
			• Oversees and evaluates our overall compensation structure and programs
Corporate Governance	4	William A. Hasler* Charles D. Kissner Howard L. Lance	• Develops and implements policies and practices relating to corporate governance
			• Reviews and monitors implementation of our policies and procedures
			• Assists in developing criteria for open positions on the Board of Directors
			• Makes recommendations to the Board of Directors with respect to committee assignments
Nominating Committee	1	William A. Hasler* Clifford H. Higgerson Charles D. Kissner Edward F. Thompson	• Reviews and recommends nominees for election of Class A directors to the Board.
			• Reviews and recommends policies, if needed for selection of candidates for Class A directors

*	Chairman of Committee

Audit Committee

The Audit Committee is primarily responsible for selecting, and approving the services performed by our independent registered public accounting firm, as well as, and reviewing our accounting practices, corporate financial reporting and system of internal controls over financial reporting. The Audit Committee currently consists of Messrs. Evans, Hasler and Thompson (Chairman). No material amendments to the Audit Committee Charter were made during fiscal year 2008. The Audit Committee is comprised of independent, non-employee members of our Board who are “financially sophisticated” under the NASDAQ Listing rules.

The Board has determined that Messrs. Thompson and Hasler each qualifies as an “audit committee financial expert,” as defined under Item 407(d)(5)(i) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934, but that status does not impose on either of their duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on them as members of our Audit Committee and the Board.

Compensation Committee

The Compensation Committee has the authority and responsibility to approve our overall executive compensation strategy, to administer our annual and long-term compensation plans and to review and make recommendations to the Board regarding executive compensation. The Compensation Committee is comprised of independent, non-employee members of the Board. The Compensation Committee also retains an independent compensation consultant who advises on matters of executive compensation.

Compensation Committee Interlock and Insider Participation

The Compensation Committee currently consists of Mr. Clifford H. Higgerson, Dr. Mohsen Sohi and Dr. James C. Stoffel (Chairman). None of these individuals is an officer or former officer of the Company. None of our executive officers served on the board of directors or compensation committee of Harris or any other entity during the past fiscal year.

Corporate Governance Committee

The Corporate Governance Committee identifies best practices and recommends steps consistent with sound and current corporate governance principles. The Committee consists of Messrs. Hasler (Chairman), Kissner and Lance. The Committee is comprised of non-employee members of the Board.

Nominating Committee

The Nominating Committee assists the Board in selecting nominees for election to the Board as Class A directors and recommends Class A director candidates to the Board. The Nominating Committee currently consists of Messrs. Hasler (Chairman), Higgerson, Kissner and Thompson. As Class A directors, the Nominating Committee will periodically review whether a more formal policy should be adopted. There is no difference in the manner in which the Nominating Committee members evaluate nominees for director based on whether the nominee is recommended by a stockholder. We currently do not pay a third party to identify or assist in identifying or evaluating potential nominees, although we may in the future utilize the services of such third parties.

In reviewing potential candidates for the Board, the Nominating Committee considers the individual’s experience and background. Candidates for the position of director should exhibit proven leadership capabilities, high integrity, exercise high level responsibilities within their chosen career, and possess an ability to quickly grasp complex principles of business, finance, international transactions, and communication technologies. In general, candidates will be preferred who hold an established executive level position in business, finance, law, education, research, government or civic activity. In making its selection, the Nominating Committee bears in mind that the foremost responsibility of a director of a corporation is to represent the interests of the stockholders as a whole.

The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.

The Nominating Committee has nominated, and the Board has approved, Charles D. Kissner, William A. Hasler, Edward F. Thompson and Clifford H. Higgerson to stand for election as Class A directors at the 2008 annual meeting.

Stockholder Communications with the Board

Stockholders who wish to communicate directly with the Board may do so by sending an e-mail to Juan Otero, the Company’s General Counsel and Secretary, at hsxbod@hstx.com, or may send a letter addressed to: Harris Stratex Networks, Inc. Board, c/o Juan Otero, General Counsel and Secretary, 120 Rose Orchard Way, San Jose, CA 95134. The General Counsel and Secretary monitors these communications and provides a summary of all received messages to the Board at its regularly scheduled meetings. When warranted by the nature of communications, the General Counsel and Secretary may obtain more immediate attention of the appropriate committee or independent director of the Board, independent advisors, or management. The General Counsel and Secretary may decide in his judgment whether a response to any stockholder communication is appropriate.

Code of Conduct

We implemented our Code of Conduct effectively on January 26, 2007. All of our employees, including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, are required to abide by the Code of Conduct to help ensure that our business is conducted in a consistently ethical and legal manner. The Audit Committee has adopted a written policy, and management has implemented a reporting system, intended to encourage our employees to bring to the attention of management and the Audit Committee any complaints regarding the integrity of our internal system of controls over financial reporting, or the accuracy or completeness of financial or other information related to our financial statements.

Contractual and Other Control Arrangements

In connection with the completion of the Stratex merger and the Combination Agreement, we and Harris entered into several agreements, including an investor agreement, which provides Harris with ongoing governance rights. In addition, prior to the closing of the merger and the contribution transaction, we amended and restated our charter and Bylaws, to reflect these governance arrangements. Please refer to “Election of Class B Directors” and “Transactions with Related Persons,” below.

Election of Class B Directors

Harris and we have agreed that, so long as Harris holds a majority of the total number of votes entitled to be cast generally in an election of directors to the Board (other than directors elected separately as a Class by the holders of Class B common stock), there will be nine directors, of which five will be elected separately by Harris as the only holder of shares of Class B common stock. During this period, the quorum for action by the Board will be a majority, which majority must include at least four of the Class B directors. Harris has agreed that, until the second anniversary of the completion of the proposed transactions, two of the five Class B directors it is entitled to elect must satisfy the following requirements: one must meet the independence requirements for directors serving on an audit committee as prescribed by the NASDAQ Listing Rules and one must not be an employee of Harris or any of its subsidiaries (without regard to us or any of our subsidiaries).

The remaining four directors, known as the Class A directors or the non-Harris directors, will be nominated by a nominating committee of the Board of consisting solely of non-Harris directors and will be elected by the holders of Class A and Class B common stock voting together as a class. In addition, under the terms of the investor agreement, Harris has agreed to vote all of its shares in the election of the non-Harris directors for the nominees proposed by nominating committee so long as Harris holds a majority of the total number of votes entitled to be cast generally in an election of the Class A directors.

At any time when Harris holds less than a majority but 10 percent or more of the total number of votes entitled to be cast generally in an election of the directors to the Board (other than directors elected separately by the holders of Class B common stock), Harris will be entitled to elect a number of Class B directors equal to Harris’ voting percentage in such election times the number of directors then comprising the Board (rounding down to the next whole number of directors).

Harris has the right to remove any Class B director with or without cause at any time for any reason and will have the right to elect any successor director to the fill vacancies created by such removal. Any vacancy created by the resignation, death, or incapacity of a Class B director will be filled by the other Class B directors then in office and, if none, by Harris. Only the holders of Class A common stock, voting separately as a class, will be permitted to remove the Class A directors without cause or fill vacancies created by such removal, if not filled by the Class A directors then in office. To the extent Harris owns any shares of Class A common stock, it has agreed that it will not vote those shares for the removal of any Class A director without cause and will vote all of its shares of Class A common stock for any individual nominated by the nominating committee to replace any Class A director who has been removed with or without cause.

TRANSACTIONS WITH RELATED PERSONS

It is the policy and practice of our Board to review and assess information concerning transactions involving related persons. Related persons include our majority stockholder, Harris, and our directors and executive officers and their immediate family members. If the determination is made that a related person has a material interest in a transaction involving us, then the disinterested members of our Board would review and approve or ratify it, and we would disclose the transaction in accordance with SEC rules and regulations. If the related person is a member of our Board, or a family member of a director, then that director would not participate in any discussion involving the transaction at issue.

Our Code of Conduct prohibits all employees, including our executive officers, from benefiting personally from any transactions with us other than approved compensation benefits.

Harris is a significant related party to us through its 56 percent ownership of our common stock. Our investor agreement with Harris provides that:

Harris will not, and will not permit any of its affiliates to, directly or indirectly, enter into any transaction or series of related transactions with us or any of our subsidiaries unless (i) the transaction is on arm’s length terms and (ii) if it has a fair market value of more than $5 million, the transaction must be approved in advance by a majority of the Class A Directors. The foregoing restrictions do not apply to:

•	transactions relating to employment arrangements, employee benefits, stock options and stock ownership plans approved by the Board,

•	the payment of reasonable and customary fees to Directors who are not Company employees,

•	indemnification or insurance arrangements covering Company directors and officers, and

•	any payments or other transactions pursuant to our tax-sharing agreement with Harris.

We share a directors’ and officers’ insurance policy with Harris. The primary layer is available to Harris and the Company on a first-case, first-served basis. We have additional insurance coverage, which is for use solely by us and our officers and directors.

Prior to the Stratex merger, some of the former MCD executives were awarded options to purchase Harris common stock. In accordance with Statement of Financial Accounting Standards No. 123(R) “Share-Based Payment” (“SFAS 123(R)”), we recognized these expenses and have reimbursed Harris Corporation with cash in the amount of $1.4 million in respect of fiscal year 2008.

Prior to the Stratex merger, Harris provided information services, human resources, financial shared services, facilities, legal support and supply chain management services to us. The charges for those services were billed to us primarily based on actual usage. On January 26, 2007, we entered into a Transition Services Agreement with Harris to provide for certain services during the periods subsequent to the Stratex acquisition. These services also are charged to us based primarily on actual usage and include database management, supply chain operating systems, eBusiness services, sales and service, financial systems, back office material resource planning support, HR systems, internal and information systems shared services support, network management and help desk support, and server administration and support. During fiscal 2008, 2007 and 2006, we incurred charges of $7.0 million, $6.8 million and $5.6 million for these services from Harris.

We have sales to, and purchases from, other Harris entities from time to time. Prior to January 26, 2007, the entity initiating the transaction sold to the other Harris entity at cost or transfer price, depending on jurisdiction. The entity making the sale to the end customer recorded the profit on the transaction above cost or transfer price, depending on jurisdiction. Subsequent to January 26, 2007, these purchases and sales were recorded at market price. Our sales to other Harris entities were $3.5 million, $1.9 million and $6.5 million in fiscal 2008, 2007 and 2006. We also recognized costs associated with related party purchases from Harris of $6.1 million, $6.7 million and $12.7 million for fiscal 2008, 2007 and 2006.

Harris was the primary source of our financing and equity activities through January 26, 2007, the date of the Stratex merger. During the seven months ended January 26, 2007, Harris’ net investment in us increased by $24.1 million. During fiscal 2006, Harris provided $2.8 million to recapitalize one of our subsidiaries and Harris’ net investment in us decreased by $7.8 million.

Additionally, through the date of the Stratex merger, Harris loaned cash to us to fund our international entities, and we distributed excess cash back to Harris. This arrangement ended on January 26, 2007. We recognized interest income and expense on these loans. The amount of interest income and expense in fiscal 2007 and 2006 was not significant.

Additionally, we have other receivables and payables in the normal course of business with Harris. Total receivables from Harris were $4.0 million and $0.7 million as of June 27, 2008 and June 29, 2007. Total payables to Harris were $20.8 million and $17.9 million at June 27, 2008 and June 29, 2007.

Prior to January 26, 2007, MCD used certain assets in Canada owned by Harris that were not contributed to us with Harris. We continue to use these assets in our business and we entered into a 5-year lease agreement to accommodate this use. This agreement is a capital lease under generally accepted accounting principles. At June 27, 2008, our lease obligation to Harris was $2.6 million. Quarterly lease payments are due to Harris based on the amount of 103% of Harris’ annual depreciation calculated in accordance with U.S. generally accepted accounting principles.

During fiscal 2008, we paid Harris $3.8 million under this capital lease obligation resulting from the $1.3 million impairment discussed above and the lease payments. As of June 27, 2008, the future minimum payments for this lease are $1.4 million for fiscal 2009, $0.8 million for fiscal 2010, $0.5 million for fiscal 2011 and $0.2 million for fiscal 2012.

We have agreed with Harris that Harris and its other affiliates are only permitted to enter into transactions with us if the transaction is approved by the majority of non-Harris directors on the Board or is on terms no less favorable in any material respect to us than those that could have been obtained by us taking into consideration the then prevailing facts and circumstances, if we had negotiated the transaction with an informed, unrelated third party. However, if a transaction has a fair market value of more than $5 million, it must be approved in advance by a majority of Class A directors. Harris and we have agreed that certain specified transactions relating to the payment of directors’ fees, employee benefits and other similar arrangements, indemnification arrangements and tax-sharing arrangements between us and any other entity with which we file a consolidated tax return or with which we are part of a consolidated group for tax purposes will not be subject to these restrictions.

We have entered into a tax sharing agreement with Harris which provides that if our financial results are required to be included in a Harris consolidated, combined, or unitary income or franchise tax return, or vice versa, the parties will consent to the inclusion of such results in the combined return. We have agreed to reimburse Harris for any tax liability of ours reflected in a Harris tax return (and vice versa), and Harris has agreed to reimburse us for use of any tax benefits of ours that are used by Harris in its tax return (and vice versa). These arrangements also apply to our subsidiaries as well as to those of Harris Corporation, although for purposes of the tax sharing agreement, neither we nor our subsidiaries are considered subsidiaries of Harris Corporation. There were no settlement payments under these arrangements during the fiscal year ended June 27, 2008.

DIRECTOR COMPENSATION AND BENEFITS

The form and amount of director compensation is reviewed and assessed from time to time by the Corporate Governance Committee with changes, if any, recommended to the Board for action. Director compensation may take the form of cash, equity, and other benefits ordinarily available to directors.

Directors who are not employees of ours currently receive the following fees, as applicable, for their services on our Board:

•	$30,000 basic annual cash retainer, payable on a quarterly basis, which a director may elect to receive in the form of shares of Class A common stock;

•	$10,000 annual cash retainer, payable on a quarterly basis, for service as Chairman of the Board and as Chairman of the Audit Committee;

•	$5,000 annual cash retainer, payable on a quarterly basis, for service as the Chairman of the Corporate Governance Committee of our Board;

•	$8,000 annual cash retainer, payable on a quarterly basis, for serving as Chairman of the Compensation Committee;

•	$3,000 for attendance at each meeting or $1,500 for participation in a telephonic meeting of our Board; $2,000 for attendance at each committee meeting; and $1,000 for participation in a telephonic Committee meeting; and

•	Annual grant of shares of Class A common stock valued (based on market prices on the date of grant) at $60,000 with a one-year vesting period with 25 percent of the grant vesting per quarter.

We reimburse each non-employee director for reasonable travel expenses incurred in connection with attendance at Board and committee meetings on our behalf, and for expenses such as supplies, continuing director education costs, including travel for one course per year. Employee directors are not compensated for service as a director. Mr. Howard L. Lance does not receive compensation for his services as a director.

Fiscal 2008 Compensation of Non-Employee Directors

Our non-employee directors received the following aggregate amounts of compensation in respect of the fiscal year ended June 27, 2008.

					Changes in
					Pension
					Value
					and Non-
	Fees			Non-Equity	Qualified
	Earned	Stock		Incentive	Deferred	All
	or Paid	Awards	Option	Plan	Compensation	Other
	in Cash	(1)	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

Eric C. Evans(2)	50,000	96,290	—	—	—	—	146,290
William A. Hasler	79,000	77,231	—	—	—	—	156,231
Clifford H. Higgerson	58,500	77,231	—	—	—	—	133,731
Charles D. Kissner	67,000	77,231	—	—	—	—	144,231
Howard L. Lance(3)	—	—	—	—	—	—	—
Dr. Mohsen Sohi	57,500	77,231	—	—	—	—	134,731
Dr. James C. Stoffel	68,000	77,231	—	—	—	—	145,231
Edward F. Thompson	77,000	77,231	—	—	—	—	154,231

(1)	The amounts shown represent the compensation expense that we recognized in our fiscal year 2008 consolidated financial statements as determined in accordance with SFAS 123(R). Pursuant to SEC rules, these amounts are not reduced by an estimate of forfeiture probability. Assumptions used in the calculation of these amounts are included in Notes B and O in our fiscal 2008 consolidated financial statements, in

Part II, Item 8 of our annual report on Form 10-K, filed with the SEC on September 25, 2008. The value ultimately realized may be significantly more or less than the amount indicated, depending on the price of our Class A common stock at the time of vesting. Except for Eric C. Evans and Howard L. Lance, the grant date fair value of restricted stock awards to all directors during fiscal 2008 was $75,000. The grant date fair value of restricted stock awards to Eric C. Evans during fiscal 2008 was $90,000. No awards were made to Howard L. Lance during fiscal 2008. The awards vested or vest with respect to 25 percent of the shares awarded on April 26, 2007 and April 26, 2008 and vested or vest at the rate of 25 percent for each three-month period thereafter, becoming fully vested on January 26, 2008 and January 26, 2009, annually after commencement of service as a director. As of June 27, 2008, our non-employee directors owned the following aggregate number of shares of our Class A common stock: Howard L. Lance — 0 shares owned and 0 unvested restricted shares beneficially owned; Eric C. Evans — awards for 12,108 shares of which 4,611 shares were unvested at fiscal year end. William A. Hasler — awards for 19,236 shares of which 4,611 shares were unvested at fiscal year end. Clifford H. Higgerson — awards for 142,843 shares of which 4,611 shares were unvested at fiscal year end. Charles D. Kissner — awards for 69,253 shares of which 4,611 shares were unvested at fiscal year end. Dr. Mohsen Sohi — awards for 7,474 shares of which 3,074 were unvested at fiscal year end. Dr. James C. Stoffel — awards for 7,474 shares of which 3,074 were unvested at fiscal year end. and Edward F. Thompson — awards for 13,048 shares of which 4,611 shares were unvested at fiscal year end.

(2)	Mr. Evans has elected to receive his annual retainers in the form of shares Class A common stock which vested or vest with respect to 25 percent of the shares during each of the three months in the period ended January 26, 2008 and period ending January 26, 2009. This amount represents compensation expense for the fiscal year ended June 27, 2008, as determined in accordance with SFAS 123(R.)

(3)	Mr. Lance is Chief Executive Officer of Harris. Although he is considered to be one of our non-employee directors, he has elected not to take compensation for his services as a Company director.

Indemnification

Our Bylaws require us to indemnify each of our directors and officers with respect to their activities as a director, officer, or employee of ours, or when serving at our request as a director, officer, or trustee of another corporation, trust, or other enterprise, against losses and expenses (including attorney fees, judgments, fines, and amounts paid in settlement) incurred by them in any threatened, pending, or completed action, suit, or civil proceeding, whether civil, criminal, administrative, or investigative, to which they are, or are threatened to be made, a party(ies) as a result of their service to us. In addition, we carry directors’ and officers’ liability insurance, which includes similar coverage for our directors and executive officers. We will indemnify each such director or officer for any one or a combination of the following, whichever is most advantageous to such director or officer:

•	The benefits provided by our charter and Bylaws in effect on the date of the indemnification agreement or at the time expenses are incurred by the director or officer;

•	The benefits allowable under Delaware law in effect on the date the indemnification bylaw was adopted, or as it may be amended;

•	The benefits available under liability insurance obtained by us; and

•	Such benefits as may otherwise be available to the director or officer under our existing practices.

Under our Bylaws, each director or officer will continue to be indemnified even after ceasing to occupy a position as an officer, director, employee or agent of ours with respect to suits or proceedings arising from his or her service with us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Class A common stock as of September 26, 2008 by each person or entity known by us to beneficially own more than 5 percent of our Class A common stock, by our directors, by our named executive officers and by all our directors and executive officers as a group. This table also provides information with respect to the beneficial ownership of our Class B common stock (all of which is owned by Harris) taken together with our Class A common stock. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons listed in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Harris Stratex Networks, Inc., 637 Davis Drive, Morrisville, NC 27560. As of September 26, 2008, there were 25,545,022 shares of our Class A common stock outstanding and

32,913,377 shares of our Class B common stock outstanding. Total common stock outstanding as of September 26, 2008 was 58,458,399.

	Shares Beneficially Owned as of September 26, 2008(1)
	Number of		Number of		Percentage	Percentage
	Shares of		Shares of		of Voting	of Voting
	Class A		Class B		Power of	Power of
	Common		Common		Class of	Common
Name and Address of Beneficial Owner	Stock(2)		Stock(3)		Stock	Stock

Harris Corporation	32,913,377	(3)	32,913,377	(3)	100%	56.37%
1025 West NASA Boulevard Melbourne, Florida 32919-0001
Wellington Management Company, LLP	3,461,212	(4)	—		13.55%	5.92%
75 State Street Boston, Massachusetts 02109
Disciplined Growth Investors, Inc.	1,739,375	(5)	—		6.81%	2.98%
Fifth Street Towers 100 South Fifth Street, Suite 2100 Minneapolis, MN 55402
Fidelity Management and Research	1,625,250	(6)	—		6.36%	2.78%
82 Devonshire Street Boston, MA 02109
Wentworth, Hauser & Violich, Inc.	1,506,472	(7)	—		5.90%	2.58%
301 Battery Street, Suite 400 San Francisco, CA 94111
Royce & Associates LLC	1,434,441	(8)	—		5.62%	2.45%
1414 Avenue of the Americas New York, NY 10019
NAMED EXECUTIVE OFFICERS AND DIRECTORS
Harald J. Braun	10,661		—		*	*
Charles D. Kissner	579,101	(9)	—		2.22%	*
Guy M. Campbell	35,500	(10)	—		*	*
Eric C. Evans	12,018		—		*	*
William A. Hasler	26,736	(11)	—		*	*
Clifford H. Higgerson	149,093	(12)	—		*	*
Howard L. Lance	—		—		*	*
Heinz H. Stumpe	87,392	(13)	—		*	*
Dr. Mohsen Sohi	10,547		—		*	*
Dr. James C. Stoffel	10,547		—		*	*
Edward F. Thompson	25,548	(14)	—		*	*
Sarah A. Dudash	31,550	(15)	—		*	*
John W. Koenig	15,750	(16)	—		*	*
Paul A. Kennard	187,795	(17)	—		*	*
All directors and executive officers as a group (18 persons)	1,431,591	(18)	—		5.49%	2.45%

*	Less than one percent

(1)	Beneficial ownership is determined under the rules and regulations of the SEC, and generally includes voting or dispositive power with respect to such shares.

(2)	Shares of Class A common stock that a person has the right to acquire within 60 days are deemed to be outstanding and beneficially owned by that person for the purpose of computing the total number of shares beneficially owned by that person and the percentage ownership of that person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group. Accordingly, the amounts in the table include shares of Class A common stock that such person has the right to acquire within 60 days of September 26, 2008 by the exercise of stock options.

(3)	Shares of Class B common stock are convertible, at the option of the holder, Harris, on a one-for-one basis for shares of Class A common stock. The Harris board of directors has authority regarding voting and disposition of these shares and no individual Class B director or any other person or group is deemed to beneficially own any of these shares.

(4)	The address and number of shares of Class A common stock beneficially owned by Wellington Management Company, LLP is based on Schedule 13F as filed with the Securities and Exchange Commission on August 31, 2008. Wellington Management Company Inc. reported sole dispositive power over 1,459,465 shares, shared dispositive power over 653,568 shares and sole voting power over 1,348,179 shares. In this same filing Wellington Trust Company, NA reported shared dispositive power and shared voting power over 508,068 shares. Wellington International Management Company Pte. Ltd reported shared dispositive power over 41,500 shares. Wellington Management International, Ltd reported shared dispositive power and shared voting power over 104,000 shares.

(5)	The address and number of shares of Class A common stock beneficially owned by Disciplined Growth Investors Inc. is based on Schedule 13G as filed with the Securities and Exchange Commission on December 31, 2007. Disciplined Growth Investors, Inc. reported sole voting power over 1,501,829 shares, shared voting power over 203,300 shares, sole dispositive power over 1,705,129 shares and aggregate beneficial ownership of 1,705,129 shares.

(6)	The address and number of shares of Class A common stock beneficially owned by Fidelity Management & Research is based on Schedule 13-G as filed with the Securities and Exchange Commission on February 14, 2008.. Fidelity Management & Research reported sole dispositive power over 1,625,250 shares.

(7)	The address and number of shares of Class A common stock beneficially owned by Wentworth, Hauser & Violich is based on Schedule 13F as filed with the Securities and Exchange Commission on December 31, 2007. Wentworth, Hauser & Violich reported sole dispositive power and sole voting power over 1,453,382 shares.

(8)	The address and number of shares of Class A common stock beneficially owned by Royce & Associates is based on Schedule 13F as filed with the Securities and Exchange Commission on August 11, 2008. Royce & Associates reported sole voting and dispositive power over 1,434,441 shares.

(9)	Includes options to purchase 509,578 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 26, 2008.

(10)	Includes options to purchase an aggregate of 23,950 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 26, 2008.

(11)	Includes options to purchase 7,500 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 26, 2008.

(12)	Includes options to purchase 6,250 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 26, 2008. Includes 24,400 shares held by, or in trusts for, members of Mr. Higgerson’s family. Also includes 107,895 shares held by Higgerson Investments. Mr. Higgerson disclaims beneficial ownership of the shares held in trust and held by Higgerson Investments.

(13)	Includes options to purchase an aggregate of 67,292 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 26, 2008.

(14)	Includes options to purchase 12,500 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 26, 2008.

(15)	Includes options to purchase an aggregate of 9,050 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 26, 2008.

(16)	Includes options to purchase an aggregate of 4,450 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 26, 2008.

(17)	Includes options to purchase 141,280 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 26, 2008.

(18)	Includes options to purchase an aggregate of 945,263 shares of Class A common stock that are currently exercisable or will become exercisable within 60 days of September 26, 2008.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee currently consists of three members of the Board, each of whom is independent of the Company and its management, as defined in the NASDAQ Listing Rules. The Board has adopted, and periodically reviews, the Audit Committee charter. The charter specifies the scope of the Audit Committee’s responsibilities and how it carries out those responsibilities. The Audit Committee approved revisions to the Charter which clarified Internal Audit Departmental responsibilities to review certain related party transactions with Harris. The Board approved the revision on August 27, 2008.

The Audit Committee reviews management’s procedures for the design, implementation, and maintenance of a comprehensive system of internal controls over financial reporting and disclosure controls and procedures focused on the accuracy of our financial statements and the integrity of our financial reporting systems. The Audit Committee provides the Board with the results of its examinations and recommendations and reports to the Board as it may deem necessary to make the Board aware of significant financial matters requiring the attention of the Board.

The Audit Committee does not conduct auditing reviews or procedures. The Audit Committee monitors management’s activities and discusses with management the appropriateness and sufficiency of our financial statements and system of internal control over financial reporting. Management has primary responsibility for the Company’s financial statements, the overall reporting process and our system of internal control over financial reporting. Our independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States, or GAAP, and discusses with the Audit Committee any issues they believe should be raised with us.

The Audit Committee reviews reports from our independent registered public accounting firm with respect to their annual audit and approves in advance all audit and non-audit services provided by our independent auditors in accordance with applicable regulatory requirements. The Audit Committee also considers, in advance of the provision of any non-audit services by our independent registered public accounting firm, whether the provision of such services is compatible with maintaining their independence.

In accordance with its responsibilities, the Audit Committee has reviewed and discussed with management the audited financial statements for the year ended June 27, 2008 and the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee has also discussed with our independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by SAS No. 61, Communication with Audit Committees as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has received the written disclosures and letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees as adopted by the PCAOB in Rule 3600T, and has discussed with Ernst & Young LLP its independence, including whether Ernst & Young LLP’s provision of non-audit services is compatible with its independence.

On July 30, 2008 we concluded that our internal control over financial reporting was not effective as of June 27, 2008 as a result of material weaknesses identified during this evaluation. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. The identified material weaknesses were in regard to work-in-process and account reconciliation controls. The material weaknesses resulted in a restatement to the Company’s interim consolidated financial statements for the first three fiscal quarters of fiscal 2008 (the quarters ended March 28, 2008, December 28, 2007 and September 28, 2007) and the fiscal years ended June 29, 2007, June 30, 2006, and July 1, 2005. In response to the identified material weaknesses, our management, with oversight from our Audit Committee, has dedicated significant in-house and external resources to implement enhancements to our internal control over financial reporting and remediate the identified material weaknesses. The material weaknesses will continue to exist until the following remediation steps are fully implemented:

Project Cost Variances

•	Management will generate and review a project work in process exposure report each quarter to ensure work in process is properly relieved of costs.

•	Management will train the appropriate associates in the methods of review of the project costs and will create a high-level awareness of the importance of thorough project cost reviews.

•	Management will ensure the timely closing of projects.

•	Management will ensure that project costs are properly reconciled and evaluated for aging balances on a quarterly basis.

Account Reconciliations

•	Management will complete the on-going implementation of software tools to track the account reconciliation process.

•	Management will institute the processes necessary to ensure the timely completion of account reconciliations supported by a sub-ledger or other independent documentation or calculation.

•	Management will dedicate appropriate resources to ensure thorough and timely reviews of account reconciliations and resolution of aged balances and reconciling items.

Based on these reviews and discussions, the Audit Committee recommended to the Board that our audited financial statements for the year ended June 27, 2008 be included in our Annual Report on Form 10-K.

Edward F. Thompson, Chairman
Eric C. Evans
William A. Hasler

INDEPENDENT AUDITOR’S FEES

Ernst & Young LLP has been approved by our Audit Committee to act as our independent registered public accounting firm for the fiscal year ending July 3, 2009. Representatives of Ernst & Young LLP will be present at the 2008 Annual Meeting of Stockholders, will have opportunity to make a statement should they so desire, and will be available to respond to appropriate questions.

Audit and other fees billed to us by Ernst & Young LLP for the fiscal year ended June 27, 2008 are as follows:

	2007	2008

Audit Fees(1)	$2,181,400	$2,981,988
Audit-Related Fees(2)	—	13,219
Tax Fees(3)	5,500	114,268
All Other Fees(4)	—	44,042

Total Fees for Services Provided	$2,186,900	$3,153,517

(1)	Audit Fees include fees associated with the annual audit, as well as reviews of our quarterly reports on Form 10-Q, SEC registration statements, accounting and reporting consultations and statutory audits required internationally for our subsidiaries.

(2)	No audit-related services were rendered or fees billed for the fiscal year ended June 29, 2007.

(3)	Tax Fees were for services related to tax compliance and tax planning services.

(4)	No professional services were rendered or fees billed for other services not included within Audit Fees, Audit-Related Fees or Tax Fees for the fiscal year ended June 29, 2007.

Ernst & Young LLP did not perform any professional services related to financial information systems design and implementation for us in fiscal 2008.

The Audit Committee has determined in its business judgment that the provision of non-audit services described above is compatible with maintaining Ernst & Young LLP’s independence.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis, which has been prepared by management, is intended to help our stockholders understand our executive compensation philosophy, objectives, elements, policies, practices and decisions. It is also intended to provide context for the compensation information for our current and former CEO, CFO, and three other most highly compensated executive officers (our “named executive officers”) detailed in the Summary Compensation Table, below, in the other tables and narrative discussion that follow.

Compensation Philosophy and Objectives

Our total executive compensation program was developed within the context of the newly-created company in 2007, with primary objectives being recruiting, retaining and developing exceptional executives, enabling those individuals to achieve strategic and financial goals, rewarding superior performance and aligning the interests of our executives with our stockholders. The following principles guide our overall compensation program:

•	Reward superior performance;

•	Motivate our executives to achieve strategic, operational, and financial goals; and

•	Enable us to attract and retain a world-class management team.

The Compensation Committee conducts an annual review of the executive compensation program in an effort to ensure our executive compensation policies and programs remain appropriately aligned with evolving business needs, and to consider best compensation practices.

Executive Compensation Process

The Compensation Committee has oversight responsibility for the establishment and implementation of compensation policies and programs for our executive officers in a manner consistent with our compensation objectives and principles. The Compensation Committee, which is comprised solely of independent directors, reviews and approves the features and design of our executive compensation program, and approves the compensation levels, individual objectives and financial targets for our executive officers other than our CEO. The Board of Directors approves the compensation level and individual objectives and financial targets for our CEO. The Compensation Committee also monitors executive succession planning and monitors our performance as it relates to overall compensation policies for employees, including benefit and retirement plans.

In carrying out its responsibilities, the Compensation Committee may engage outside consultants and consult with our Human Resources Department as well internal and external legal or accounting advisors, as the Compensation Committee determines to be appropriate. The Compensation Committee considers recommendations from our CEO and senior management when making decisions regarding our executive compensation program and compensation of our executive officers. Following each fiscal year end, our CEO, assisted by our Human Resources Department, assesses the performance of all named executive officers and other officers. Following this annual performance review process, our CEO recommends base salary and incentive and equity awards for our named executive officers and other officers to the Compensation Committee. Based on input from our CEO and management, as well as from independent consultants, if any were used, the Compensation Committee determines what changes, if any should be made to the executive compensation program and either sets or recommends to the full Board the level of each compensation element for all of our officers.

Competitive Benchmarking

Our compensation program for all of our officers is addressed in the context of competitive compensation practices. Our management and Compensation Committee consider external data to assist in benchmarking total target compensation. For fiscal 2008, targets for total cash compensation (salary and bonus) for all officers were set using a benchmark group of companies contained within the National High Tech Survey published by Radford Surveys and Consulting (the “Radford Survey”) for technology companies with revenues between $500 million and $1.5 billion. Targets for long-term equity compensation were set using data collected by Towers Perrin. In determining compensation for our new CEO, Mr. Harald J. Braun, the Compensation Committee utilized the services of Radford to provide advice and information to the Compensation Committee related to CEO compensation and prepared an assessment of the total direct compensation levels for the CEO position in the Radford Survey data and from publicly available proxy statements. The companies selected for cash compensation benchmarking possess the following attributes: business operations in the industries and businesses in which we participate, revenues between $500 million and $1.5 billion and complex businesses that compete for the same executive talent.

For fiscal 2008, the comparison group used for assessing the compensation of our CEO and our named executive officers included the following companies:

3COM Corp.	ADC Telecommunications, Inc.
Arris Group Inc.	Avocent Corp.
Black Box Group	Ciena Group
Comtech Telecommunications Corp.	Dycom Industries, Inc.
F5 Networks, Inc.	Foundry Networks, Inc.
Hughes Communications Inc.	Inter-Tel (Delaware) Inc.
Itron, Inc.	JDS Uniphase Corp.
Loral Space & Communications Ltd.	MasTec Inc.
MRV Communications Inc.	NETGEAR Inc.
Orbital Sciences Corp.	Plantronics Corp.
Polycom Inc.	Tekelec
ViaSat Inc.

The Compensation Committee annually reviews the appropriateness of the comparison group used for assessing the compensation of our CEO and other named executive officers.

Total Compensation Elements

Our executive compensation program includes four major elements:

•	base pay

•	annual cash incentive

•	long-term compensation — equity incentives

•	post-termination compensation

Each named executive officer’s performance is measured against factors such as long and short-term strategic goals and financial measures of our performance, including factors such as revenue, operating income, net income, and cash flow from operations.

Our compensation policy and practice is to target total compensation levels for all officers, including our named executive officers, nominally at the 50th percentile for similar positions as derived from the Radford Survey and Towers Perrin data, assuming experience in the position and competent performance. The Compensation Committee may decide to target total compensation above or below the 50th percentile for similar positions in unique circumstances based on an individual’s background, experience or position. Though compensation levels may differ among our named executive officers based upon competitive factors and the role, responsibilities and performance of each named executive officer, there are no material differences in our compensation policies or in the manner in which total direct compensation opportunity is determined for any of our named executive officers. Because our CEO has significantly greater duties, responsibilities and accountabilities than our other named executive officers, the total compensation opportunity for the CEO is higher than for our other named executive officers.

2008 Cash Compensation

Base Salary.  Base salaries are provided as compensation for day-to-day responsibilities and services to us. Executive salaries are reviewed annually. To determine compensation for fiscal year 2008, our former CEO made recommendations regarding each named executive officer’s base pay to the Compensation Committee in August 2007. The Compensation Committee considered each executive officer’s responsibilities, as well as the Company’s performance and did not recommend any increases in base salary for named executive officers or any other officers in fiscal 2008 due to business performance and operating results. The base salaries for fiscal 2008 for our named executive officers are set forth in the Summary Compensation Table, below.

The compensation for our current CEO, Mr. Harald J. Braun, was established in April 2008 based on negotiations between Mr. Braun, who was then employed by another company, and our Chairman, Mr. Charles Kissner, acting under the oversight of the Compensation Committee.

Short Term Incentive Compensation Award

Incentive Pay.  The short-term incentive element of our executive compensation program consists of an all cash-based Annual Incentive Plan, or AIP. Based on recommendations by the CEO, the Compensation Committee sets an annual incentive compensation target, expressed as a percentage of base salary, for each executive officer in August following the end of the prior fiscal year. The Compensation Committee recommends to the Board the target for our CEO at the same time. The Compensation Committee also establishes specific Company financial performance measures and targets including the relative weighting and payout thresholds. The financial targets are aligned with our Board-approved annual operating plan, and during the year periodic reports are made to the Board about our performance compared with the targets. Under the AIP, a significant portion of the executive’s annual cash compensation is tied directly to our financial performance. Our CEO is authorized to adjust individual cash awards plus or minus 20 percent to recognize the unique contributions of each executive officer. The target amount of annual incentive cash compensation under our AIP, expressed as a percentage of base salary, generally increases with an executive’s level of management responsibility. AIP target cash incentive can represent 50% — 100% of the base cash compensation for our named executive officers. If performance results meet target levels, our executives can earn 100% of their target cash incentive. No cash incentive can be earned for performance below the minimum threshold; however, at 120% of target levels for revenue and 125% of target levels for operating income, executives can earn 200% of their target cash incentive.

For fiscal year 2008, the AIP contained minimum thresholds and payout ratios for both performance measures and assigned a weight of 60% to revenue and 40% to operating income. The target amounts were established in August 2007. The operating income performance measure included a condition that the Company achieve a minimum of $57 million in cash flow from operations. Performance relative to each measure was evaluated independently (see Table 1, below), and the plan provided for zero payout unless Company performance met at least one target threshold percentage. The revenue target, $704 million, was computed in accordance with generally accepted accounting principles, or GAAP, for the fiscal year ended June 27, 2008. The operating income target, $96 million, was computed in accordance with GAAP, for the fiscal year ended June 27, 2008, as adjusted to exclude certain charges and adjustments such as post-merger purchase accounting adjustments, amortization of identifiable intangible assets, amortization of valuation increases to fixed assets and costs associated with the assumption of former Stratex unvested stock options. Adjustments also were made to remove other merger-related costs from restructuring, severance and integration activities. Finally, SFAS 123(R) stock-based compensation expenses and inventory mark-downs were eliminated from the operating income target for the fiscal year ended June 27, 2008. These exclusions were approved by the Compensation Committee.

Table 1

Annual Incentive Plan		Results-Driven Payout
		Performance	Payout
		(as % of Financial Target)	(as % of Award Target)
Metric	Tiers	(%)	(%)
Revenue, as adjusted (60)%	Minimum Threshold	90	50

	Target	100	100

	Maximum Threshold	120	200

Operating Income, as adjusted (40)%	Minimum Threshold	80	50

	Target	100	100

	Maximum Threshold	125	200

The fiscal year 2008 AIP did not guarantee payout of the target amounts, and the Compensation Committee considered the revenue and operating income targets to be challenging. During the 2008 fiscal year AIP, we achieved 102 percent of the revenue target but did not achieve the operating income target. Our named executive officers received approximately 66 percent of their total target cash available under this plan. The specific amount paid to each named executive officer is shown on the Summary Compensation Table, below. Our new Chief Executive Officer received $131,876, which represented approximately 19 percent of his base salary. We expect short-term incentive pay to continue to be a component of our total executive compensation program.

Long-Term Incentive Compensation Awards

The Long-Term Incentive Plan (“LTIP”) is one of the elements of our executive compensation program. The Compensation Committee uses this plan as a means for determining awards of stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, and other stock-based awards to our officers and other executives based on multi-year performance. All of the awards are granted under the 2007 Plan.

Our LTIP is designed to motivate our executives to focus on achievement of our long-term financial goals. Performance share grants motivate our executives to achieve our long-term goals and to the extent our results affect our stock price, link such results with the performance of our stock over a three-year period. Using equity awards helps us to retain executives, encourage share ownership and maintain a direct link between our executive compensation program and the value and appreciation in the value of our stock. We made LTIP awards in fiscal year 2007 give incentives for performance through the end of fiscal year 2009, but the Compensation Committee did not authorize any LTIP awards in fiscal year 2008 based on the impact which the associated non-cash expenses would have had on the reported operating results of the business. For fiscal year 2009, the Compensation Committee has authorized Long Term Incentive Plan awards that will provide incentives for performance through fiscal year 2011.

Performance Shares.  In general, the Compensation Committee determines the applicable multi-year performance criteria and plan cycle for performance share awards with a view to allowing the shares to be earned at the end of each 3-year plan cycle. For fiscal 2008, the Compensation Committee did not authorize, or recommend to the Board of Directors that it authorize, the grant of any performance shares. Accordingly, the only performance share compensation in effect is that approved under the performance share awards issued in fiscal year 2007 with the potential for vesting based on our financial performance through fiscal year 2009.

Stock Options.  Stock options directly align the interests of executives and shareholders as the options only result in gain to the recipient if our stock price increases above the exercise price of the options. In addition, options are intended to help retain key employees because they vest over a period of three years, and to assist hiring new executives by replacing the value of stock options that may have been forfeited as a result of leaving a former employer. Generally, options are granted with an exercise price equal to the fair market value of the Class A common stock on the grant date, which is the closing price on the NASDAQ Global

Market on that date. Typically, the Compensation Committee awards stock options that vest and become exercisable solely on the basis of continued employment, or other service, usually over three years, with 50 percent vesting on the first anniversary of the date of the grant and an additional 25 percent vesting on the second and third anniversaries of the date of the grant. The Compensation Committee did not authorize option grants to any of the named executive officers or other officers in fiscal 2008 due to the impact it would have had on reported operating results. The only stock options currently outstanding for our named executive officers are those awarded in fiscal year 2007, as set forth in the table of Outstanding Equity Awards at Fiscal Year-End on 2008, below.

Restricted Stock Awards.  Awards of restricted shares or units may be made on a selective basis to individual executives primarily to facilitate retention and succession planning or to replace the value of equity awards that may have been forfeited as a result of the executive’s leaving a former employer. Restricted shares are subject to repurchase by us for nominal consideration if the specified vesting or other conditions are not satisfied. For compensation planning purposes, awards of restricted shares are valued at the fair market value of the shares on the date of award, which is the closing price on the NASDAQ Global Market on that date, without reduction to reflect vesting or other conditions.

New CEO

The Board did not grant performance shares or stock options to our new CEO, Mr. Braun, in connection with the commencement of his employment in April 2008. However, pursuant to his employment agreement, Mr. Braun will be eligible to participate in the LTIP starting in fiscal year 2009 and will be entitled to receive options and performance shares with a GAAP value of approximately $1,400,000 as an initial award. In fiscal year 2008, restricted stock awards were made to Mr. Braun in recognition of certain compensation from his former employer that he relinquished when he joined us, which awards are shown in the table of Grants of Plan-Based Awards in Fiscal 2008. This restricted stock award represented 4% of his overall fiscal year 2008 compensation. These shares are subject to repurchase for nominal consideration if he does not remain continuously employed by us through the specified vesting period. In addition, Mr. Braun participated in our 2008 AIP on a pro-rata basis based on the fraction of the fiscal year during which he was employed, and received $131,876. He received $50,000 as a one-time cash payment under the terms of his employment agreement.

Departure of Former CEO

Pursuant to a separation agreement, our former President and Chief Executive Officer, Mr. Guy M. Campbell, resigned as President and Chief Executive Officer effective April 8, 2008 and agreed to remain as a senior advisor and employee until June 27, 2008. The agreement provides Mr. Campbell with the benefits described in the Summary Compensation Table, below. Mr. Campbell’s agreement was concluded after careful deliberation by the Board and was designed to balance the circumstances of his departure and the performance of the Company with the need for closure and a rapid transition to new management. Under the agreement:

•	Mr. Campbell will receive severance benefits at an annual rate of $500,000 for a period of 30 months following his last day of employment on June 27, 2008. Payments otherwise due before January 1, 2009 will be paid in one lump sum in January 2009.

•	Mr. Campbell will receive an AIP payment of $330,000 earned in fiscal year 2008.

Stock Ownership Guidelines

While we do not have a minimum stock ownership requirement for members of the Board and our named executive officers, the corporate governance guidelines adopted by the Board encourage the ownership of our common stock.

Tax and Accounting Considerations

Tax Considerations.  The Compensation Committee generally considers the federal income tax and financial accounting consequences of the various components of the executive compensation program in making decisions about executive compensation. The Compensation Committee believes that achieving the compensation objectives discussed above is more important than the benefit of tax deductibility and the executive compensation programs may, from time to time, limit the tax deductibility of compensation. Nevertheless, when not inconsistent with these objectives, the Compensation Committee endeavors to award compensation that will be deductible for income tax purposes. Internal Revenue Code Section 162(m) may limit the tax deductions that a public company can claim for compensation to some of its named executive officers. The Compensation Committee believes that performance-based compensation authorized and earned under our employee stock option plan including performance shares and option awards, qualify as performance-based compensation that would not be subject to deduction limitations under Section 162(m) and the applicable Treasury Regulations and therefore was or will be fully tax-deductible by the Company. Accordingly the Compensation Committee believes that no expense must be accrued on account of non-deductibility under Section 162(m). Section 409A of the Internal Revenue Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of the deferral elections, timing of payments and certain other matters. As a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees so that they are either exempt from, or satisfy the requirements of, Section 409A. We believe that currently we are operating such plans in compliance with Section 409A.

Accounting Considerations.  The Compensation Committee also considers the accounting and cash flow implications of various forms of executive compensation. In its financial statements, the Company records salaries and performance-based compensation such as bonuses as expenses in the amount paid or to be paid to the named executive officers. Accounting rules also require the Company to record an expense in its financial statements for equity awards, even though equity awards are not paid as cash to employees. The accounting expense of equity awards to employees is calculated in accordance with Statement of Financial Accounting Standards No. 123(R). The Compensation Committee believes that the many advantages of equity compensation, as discussed above, more than compensate for the non-cash accounting expense associated with them.

Retirement Benefits under the 401(k) Plan, Executive Perquisites, and Generally Available Benefit Programs

In fiscal year 2008, our named executive officers were eligible to participate in the health and welfare programs that are generally available to all full-time U.S.-based employees, including medical, dental, vision, life, short-term and long-term disability, employee assistance, flexible spending and accidental death and dismemberment. Except for allowances provided to former Stratex officers and our new CEO, such as a housing allowance, we do not provide perquisites to our named executive officers.

In addition, the named executive officers and all other eligible U.S.-based employees can participate in our tax-qualified 401(k) Plan. Under the 401(k) Plan, all eligible employees can receive matching contributions from the Company. Our company-matching contribution for the 401(k) Plan during fiscal year 2008 was 100 percent of the first five percent of contributions by the employee to the 401(k) Plan, to a maximum per participating employee of $20,500 for employees age 50 and over during each calendar year, as allowed by the IRS. We do not provide defined benefit pension plans or defined contribution retirement plans to the named executive officers or other employees other than the 401(k) Plan, or as required in certain countries other than the United States, for legal or competitive reasons.

The 401(k) Plan and the other benefit programs allow us to remain competitive and enhance employee loyalty and productivity. These benefit programs are primarily intended to provide all eligible employees with competitive and quality healthcare, financial contributions for retirement and to enhance hiring and retention.

Post-Termination Compensation

Employment agreements have been established with each of our named executive officers. These agreements provide for certain payments and benefits to the employee if his or her employment with us is terminated. These arrangements are discussed in more detail on page 35. We have determined that such payments and benefits are an integral part of a competitive compensation package for our named executive officers. For additional information regarding our employment agreements with our named executive officers, reference the discussion under “Potential Payments Upon Termination or Change of Control.”

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended June 27, 2008.

Compensation Committee of the Board of Directors

Dr. James C. Stoffel, Chairman
Clifford H. Higgerson
Dr. Mohsen Sohi

Summary Compensation Table

The following table summarizes the total compensation for each of our fiscal years ended June 27, 2008 and June 29, 2007 of our named executive officers, who consisted of our Chief Executive Officer, Chief Financial Officer, the next three other most highly compensated executive officers, and our former chief executive officer who would have been included in such table had he served as an executive officer at June 27, 2008.

							Change in
							Pension
							Value and
							Non-
						Non-Equity	Qualified
						Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other
	Fiscal	Salary(3)	Bonus	Awards(4)	Awards(5)	Compensation(6)	Earnings (7)	Compensation(8)	Total
Name/Principal Position	Year(1)	($)	($)	($)	($)	($)	($)	($)	($)

Harald J. Braun,	2008	160,385	—	15,430	—	131,876	—	74,239	381,930
President, Chief Executive Officer, and Director
Sarah A. Dudash,	2008	240,000	—	204,329	119,570	87,120	—	21,737	672,756
Vice President and Chief Financial Officer	2007	187,000	—	116,646	66,474	63,516		85,621	519,257
Paul A. Kennard,	2008	325,000	—	167,508	256,883	149,213	—	204,702	1,103,306
Chief Technology Officer	2007	156,996	—	69,943	106,317	47,500	—	13,233	393,989
Heinz H. Stumpe,	2008	308,308	—	147,022	155,445	99,000	—	28,230	738,005
Vice President, Global Operations	2007	143,166	—	61,402	60,172	36,000	—	16,400	317,140
John W. Koenig,	2008	235,000	—	161,460	101,742	62,816	—	21,297	582,315
Vice President, Product Line Management	2007	205,756	—	138,953	55,489	45,528	—	67,707	513,433
Guy M. Campbell,	2008	500,000	—	238,273	147,718	330,000	—	1,549,454	2,765,445
former President, Chief Executive Officer, and Director(2)	2007	426,346	—	368,941	283,109	126,000	—	108,349	1,312,745

(1)	Our 2008 fiscal year ended June 27, 2008. The amounts in this table represent total compensation paid or earned for our fiscal year as included in our annual financial statements.

Our 2007 fiscal year ended June 29, 2007. We acquired Stratex on January 26, 2007. The amounts in this table represent total compensation paid or earned for our fiscal year as included in our annual financial statements. Accordingly, compensation awards for Mr. Campbell, Ms. Dudash and Mr. Koenig represent their total compensation for the entire fiscal year 2007 because they were employed by MCD, our accounting predecessor, prior to the acquisition. [Amounts for Mr. Kennard and Mr. Stumpe represent total compensation for their services for the period from January 26, 2007, when their employment with us commenced, through June 29, 2007.]

(2)	Mr. Campbell resigned as Chief Executive Officer and a director effective April 8, 2008.

(3)	The annual base salary for Mr. Braun is $695,000. The amount in the Summary Compensation table, $160,385, reflects the salary received for the period April 8, 2008 through June 27, 2008.

(4)	For the fiscal year ended June 27, 2008, these stock awards consist of awards of restricted stock and performance shares granted on February 28, 2007 and May 6, 2008 pursuant to our 2007 Stock Equity Plan, and for Mr. Campbell, Ms. Dudash, and Mr. Koenig, also include awards from Harris. The amount of compensation for awards under the Harris plan was $238,273 for Mr. Campbell, $48,092 for Ms. Dudash and $76,425 for Mr. Koenig. The amount of compensation for awards under the 2007 Stock Equity Plan was $0 for Mr. Campbell, $156,237 for Ms. Dudash, $15,430 for Mr. Braun, $167,508 for Mr. Kennard, $147,022 for Mr. Stumpe and $85,035 for Mr. Koenig. Mr. Campbell’s fiscal year 2007 equity compensation expense was $116,844. In Fiscal year 2008, a portion of that expense was reversed due to forfeitures. The remainder will be reversed in fiscal year 2009. Amounts in this column do not reflect compensation actually received by the named executive officers. These amounts represent the annual compensation expense that we recognized in our fiscal year 2008 consolidated financial statements as determined in accordance with SFAS 123(R). These amounts have not been reduced by an estimate of forfeiture probability. Assumptions used in the calculation of these amounts are included in Notes B and O in our fiscal 2008 consolidated financial statements, included in Part II, Item 8 of our Annual Report on Form 10-K, filed with the SEC on September 25, 2008. The value ultimately realized by the named executive officers may be significantly more or less than the amount indicated, depending on the price of our common stock at the time of vesting and whether or not certain performance and employment criteria are met to allow vesting.

For the fiscal year ended June 29, 2007, these stock awards consisted of awards of restricted stock and performance shares granted on February 28, 2007 pursuant to our 2007 Stock Equity Plan, as well as awards from Harris. The amount of compensation for awards under the Harris plan was $284,791 for Mr. Campbell, $51,439 for Ms. Dudash and $103,455 for Mr. Koenig. The amount of compensation for awards under the 2007 Stock Equity Plan was $84,150 for Mr. Campbell, $65,207 for Ms. Dudash, $69,943 for Mr. Kennard, $61,402 for Mr. Stumpe and $35,498 for Mr. Koenig. Amounts in this column do not reflect compensation actually received by the named executive officers. These amounts represent the annual compensation expense that we recognized in our fiscal year 2007 consolidated financial statements as determined in accordance with SFAS 123(R). These amounts have not been reduced by an estimate of forfeiture probability. Assumptions used in the calculation of these amounts are included in Notes B and O in our fiscal 2007 consolidated financial statements, included in Part II, Item 8 of our Annual Report on Form 10-K, filed with the SEC on August 27, 2007. The value ultimately realized by the named executive officers may be significantly more or less than the amount indicated, depending on the price of our common stock at the time of vesting and whether or not certain performance and employment criteria are met to allow vesting.

(5)	For the fiscal year ended June 27, 2008, stock options may consist of options to purchase Harris common stock granted prior to January 26, 2007, options granted by Stratex prior to our merger which we have assumed, and options granted pursuant to our 2007 Stock Equity Plan. Compensation for options granted under the Harris Plan was $147,718 for Mr. Campbell, $32,107 for Ms. Dudash and $58,735 for Mr. Koenig. Compensation for former Stratex option grants was $184,400 for Mr. Kennard and $100,841 for Mr. Stumpe. Compensation for options granted under the 2007 Stock Equity Plan was $0 for Mr. Campbell, $87,463 for Ms. Dudash, $72,483 for Mr. Kennard, $43,007 for Mr. Koenig and $54,604 for Mr. Stumpe. Equity compensation expense of $45,964 for Mr. Guy Campbell related to fiscal year 2007 was reversed in fiscal 2008. The amounts shown are the amounts of annual compensation expense that we recognized in our fiscal year 2008 consolidated financial statements as determined in accordance with SFAS 123(R). Pursuant to SEC rules, these amounts are not reduced by an estimate of forfeiture probability. Assumptions used in the calculation of these amounts are included in Notes B and O in our fiscal 2008 consolidated financial statements, included in Part II, Item 8 of our Annual Report on Form 10-K/A filed with the SEC on September 25, 2008. The value ultimately realized by the named executive officers may be significantly more or less than the amount indicated, depending on the price of our common stock at the time of vesting, exercise and sale and whether or not certain employment criteria are met to allow vesting.

For fiscal year ended June 29, 2007, stock options may consist of options to purchase Harris common stock granted prior to January 26, 2007, options granted by Stratex prior to our merger which we have assumed, and options granted pursuant to our 2007 Stock Equity Plan. Compensation for options granted under the Harris Plan was $221,712 for Mr. Campbell, $43,274 for Ms. Dudash and $44,081 for Mr. Koenig. Compensation for former Stratex option grants was $87,090 for Mr. Kennard and $45,688 for Mr. Stumpe. Compensation for options granted under the 2007 Stock Equity Plan was $61,397 for Mr. Campbell, $23,200 for Ms. Dudash, $19,227 for Mr. Kennard, $14,484 for Mr. Stumpe, and $11,408 for Mr. Koenig. The amounts shown are the amounts of annual compensation expense that we recognized in our fiscal year 2007 consolidated financial statements as determined in accordance with SFAS 123(R). Pursuant to SEC rules, these amounts are not reduced by an estimate of forfeiture probability. Assumptions used in the calculation of these amounts are included in Notes B and O in our fiscal 2007 consolidated financial statements, included in Part II, Item 8 of our Annual Report on Form 10-K/A filed with the SEC on September 25, 2008. The value ultimately realized by the named executive officers may be significantly more or less than the amount indicated, depending on the price of our common stock at the time of vesting, exercise and sale and whether or not certain employment criteria are met to allow vesting.

(6)	For the fiscal year ended June 27, 2008, represents amounts paid in fiscal 2009 in respect of 2008 performance under the fiscal year 2008 AIP.

For the fiscal year ended June 29, 2007, represents amounts paid in fiscal 2008 in respect of 2007 performance under the fiscal year 2007 AIP, which were 50 percent of the annual target for fiscal 2007. Also includes the following amounts paid by Harris in fiscal 2007 to former MCD employees for performance in the 7 month period ended January 26, 2007 prior to the merger: $30,216 for Ms. Dudash and $18,928 for Mr. Koenig.

(7)	We do not currently have our own pension plan or deferred compensation plan. However, Mr. Campbell is, and Ms. Dudash and Mr. Koenig will be upon retirement, entitled to receive benefits under the Harris Corporation Retirement Plan and Supplemental Employment Retirement Plan based on their service to us or Harris Corporation prior to January 26, 2007. There were no preferential or above-market earnings on amounts of compensation deferred by our named executive officers.

(8)	The following table describes the components of the “All Other Compensation” column.

									Company
									Contributions
								Company	to Harris
								Contributions	Corporation	Company
								to Harris	Supplemental	Matching
			Housing					Corporation	Employee	Contributions	Severance
		Life	and Auto	Vacation	Merger	Travel	Other	Retirement	Retirement	Under	and Related	Total
		Insurance	Allowance	Payout	Bonus	Disruption	Bonus	Plan	Plan	401(k) Plan	Benefits	All Other
		(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	Compensation
Name	Year	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)

Harald J. Braun	2008	—		—	—	—	74,239	—	—	—	—	74,239
Sarah A. Dudash	2008	1,402	—	—	—	—	—	6,670	—	13,665	—	21,737
	2007	438	—	—	32,500	16,079	—	28,484	3,043	5,077	—	85,621
Paul A. Kennard	2008	3,664	76,800	—	—	—	100,000	—	—	24,238	—	204,702
	2007	—	5,400	—	—	—	—	—	—	7,833	—	13,233
Heinz H. Stumpe	2008	1,740	24,750	—	—	—	—	—	—	1,740	—	28,230
	2007	—	16,400	—	—	—	—	—	—	—	—	16,400
John W. Koenig	2008	575	—	—	—	—	—	8,998	—	11,724	—	21,297
	2007	274	—	—	5,000	21,446	—	19,477	16,539	4,971	—	67,707
Guy M. Campbell	2008	7,524	—	96,152	—	—	—	15,111	12,707	7,808	1,410,152	1,549,454
	2007	3,782	—	—	—	—	—	30,462	74,105	—	—	108,349

(a)	For fiscal year ended June 27, 2008, represents premiums paid by Harris Stratex for life insurance that represent taxable income for the named executive officer in calendar 2007 or 2008.

For fiscal year ended June 29, 2007, represents premiums paid by Harris for life insurance prior to January 26, 2007 that represent taxable income for the named executive officer in 2007 or 2008.

(b)	Represents taxable amounts paid under former Stratex Compensation policies that carried forward after the merger on January 26, 2007

(c)	Represents accrued vacation paid to Mr. Campbell upon his retirement.

(d)	Represents taxable amounts paid relating to work performed by former MCD personnel on the merger.

(e)	Represents taxable amounts paid to former MCD personnel for reimbursement of planned vacation costs that were disrupted as a result of work required to close the merger.

(f)	Represents a sign-on bonus paid to Mr. Braun and an international assignment bonus for Mr. Kennard.

(g)	Represents amounts contributed by Harris to the Retirement Plan account of the respective named executive.

(h)	Represents amounts contributed by Harris to the Supplemental Employment Retirement Plan account of the respective named executive.

(i)	Represents matching contributions made by us to the account of the respective named executive’s 401(k) Plan.

(j)	Represents severance benefits to this former chief executive officer under the terms of his separation agreement.

Grants of Plan-Based Awards in Fiscal 2008

The following table lists our grants and incentives during our fiscal year ended June 27, 2008 of plan based awards, both equity and non-equity based and including our Annual Incentive Plan, to the named executive officers and listed in the Summary Compensation Table. There is no assurance that the grant date fair value of stock and option awards will ever be realized.

		Estimated Possible Payouts Under
		Short-Term Non-Equity Incentive			All Other Stock Awards
		Plan Awards in Fiscal 2008			in Fiscal 2008
					Number of	Number of		Grant Date
					Shares of	Security	Exercise or	Fair Value of
	Grant				Stock or	Underlying	Base Price of	Stock and
	Date	Threshold	Target	Maximum	Units	Options	Option Awards	Option Awards
Name	(1)	($)	($)	($)	(#)	(#)	($/Share)	(4)

Harald J. Braun	05/06/08	80,193	160,385	320,770	—	—	—	—
Harald J. Braun	N/A	—	—	—	10,661 (3)	—	—	100,000
Sarah A. Dudash	N/A	79,200	132,000	264,000	—	—	—	—
Paul A. Kennard	N/A	113,040	188,400	376,800	—	—	—	—
Heinz H. Stumpe	N/A	90,000	150,000	300,000	—	—	—	—
John W. Koenig	N/A	52,875	105,750	211,500	—	—	—	—
Guy M. Campbell	N/A	300,000	500,000	1,000,000	—	—	—	—

(1)	Awards of Class A common stock under our 2007 Stock Equity Plan

(2)	The amounts shown under Estimated Possible Payouts Under Short Term Non-Equity Incentive Plan Awards reflect possible payouts under our fiscal 2008 Annual Incentive Plan. The actual amount earned by each named executive officer for fiscal 2008 pursuant to our 2008 Annual Incentive Plan is set forth in the Summary Compensation Table above under the column titled “Non-Equity Annual Incentive Plan Compensation.”

(3)	Restricted stock vests, if at all, in full only on April 8, 2009, the first anniversary of Mr. Braun’s employment.

(4)	The “Grant Date Fair Value of Stock and Option Awards” column shows the full grant date fair value of the performance shares (at target), restricted stock shares and stock options granted in fiscal 2008. The grant date fair value of the stock and option awards was determined under SFAS 123(R) and represents the amount we would expense in our financial statements over the entire vesting schedule for the awards. The grant date fair value was based on a grant price of $9.38, the closing market price of our common stock on May 6, 2008, the grant date. The assumptions used for determining values are set forth in Note O to our audited consolidated financial statements in Part II, Item 8 of our Annual Report on Form 10-K for the fiscal year ended June 27, 2008. This amount reflects our accounting for this grant and does not correspond to the actual value that may be recognized by Mr. Harald Braun.

Outstanding Equity Awards at Fiscal Year-End 2008

The following table provides information regarding outstanding unexercised stock options and unvested stock awards held by each of our named executive officers as of June 27, 2008. Each grant of options or unvested stock awards is shown separately for each named executive officer. The vesting schedule for each award of options is shown in the footnotes following this table based on the option grant date. The material terms of the option awards, other then exercise price and vesting are generally described below in “Proposal No. 4, Approval of the 2007 Stock Equity Plan”.

Option Awards	Stock Awards
Equity	Equity
Incentive	Incentive
Plan	Plan
Awards:	Awards:
Number	Market
of	or Payout
Equity	Market	Unearned	Value of
Incentive	Value	Shares	Unearned
Plan	Number of	of	Units	Shares,
Awards:	Shares or	Shares	or	Units or
Number of	Number of	Number	Units of	or	Other	Other
[awards listed in	Securities	Securities	of Securities	Stock	Units	Rights	Rights
chronological	Underlying	Underlying	Underlying	that	of	that	that
order]	Unexercised	Unexercised	Unexercised	Option	have	Stock that	have	have
Award	Options	Options	Unearned	Exercise	Option	not	have not	not	not
Grant	Exercisable	Unexercisable	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Date	(#)	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Harald J. Braun	05/06/08	—	—	—	—	—	10,661	102,132	—	—

Sarah A. Dudash	02/28/07	—	18,100	(6)	—	20.40	02/28/14	—	—	—	—
02/28/07	—	—	—	—	—	—	—	8,800	(7)	84,304	(10)
02/28/07	—	—	—	—	—	11,700	(9)	112.086	(10)	—	—
08/25/06	2,100	2,100	(1)	—	43.82	08/25/13	—	—	—	—
08/26/05	3,075	(3)	1,025	—	37.19	08/26/12	—	—	—	—
08/26/05	—	—	—	—	—	1,000	(5)	51,180	(11)	—	—
08/27/04	5,800	(3)	—	—	24.00	08/27/11	—	—	—	—
10/03/03	4,600	(3)	—	—	17.97	10/03/13	—	—	—	—
09/17/03	2,400	(3)	—	—	17.60	09/17/13	—	—	—	—
09/27/02	2,000	(3)	—	—	16.70	09/27/12	—	—	—	—
09/26/01	2000	(3)	—	—	16.70	09/27/12	—	—	—	—
10/06/00	2,000	(3)	—	—	12.66	10/06/10	—	—	—	—
08/27/99	1,102	—	—	12.36	08/27/09	—	—	—	—

Paul A. Kennard	02/28/07	7,500	7,500	(6)	—	20.40	02/28/14	—	—	—	—
02/28/07	—	—	—	—	—	—	—	7,300	(7)	69,934	(10)
02/28/07	—	—	—	—	—	15,300	(9)	146,574	(10)	—	—
06/06/06	22,500	(3)	—	—	16.04	06/06/16	—	—	—	—
06/30/05	12,500	(3)	—	—	6.88	06/30/15	—	—	—	—
03/30/04	37,500	(8)	—	—	17.52	03/30/14	—	—	—	—
12/20/02	21,250	(8)	—	—	8.20	12/20/12	—	—	—	—
06/28/02	7,036	(8)	—	—	8.04	06/28/12	—	—	—	—
06/28/02	11,713	(8)	—	—	8.04	06/28/12	—	—	—	—
10/22/01	8,750	(8)	—	—	24.40	10/22/11	—	—	—	—
05/09/00	1,309	(8)	—	—	120.25	05/09/10	—	—	—	—
05/09/00	7,441	(8)	—	—	120.25	05/09/10	—	—	—	—
05/03/99	6,250	(8)	—	—	48.50	05/03/09	—	—	—	—
10/19/98	31	(8)	—	—	11.75	10/19/08	—	—	—	—

Heinz H. Stumpe	02/28/07	5,650	5,650	—	20.40	02/28/17	—	—	—	—
06/06/06	13,334	6,666	—	16.04	06/06/16	—	—	—	—
03/30/04	12,500	—	—	17.52	03/30/14	—	—	—	—
01/29/04	3,899	—	—	21.44	01/29/14	—	—	—	—

John W. Koenig	02/28/07	4,450	4,450	(6)	—	20.40	02/28/14	—	—	—	—
02/28/07	—	—	—	—	—	—	—	4,300	(7)	41,194	(10)
02/28/07	—	—	—	—	—	7,000	(9)	67,060	(10)	—	—
08/25/06	3,450	(3)	1,150	(1)	—	43.82	02/25/13	—	—	—	—
08/25/06	—	—	—	—	—	1,100	(4)	56,298	(11)	—	—
08/25/06	—	—	—	—	2,000	(4)	102,360	(11)	—	—
08/26/05	4,500	(3)	—	—	37.19	08/26/12	—	—	—	—
08/26/05	—	—	—	—	—	1,100	(5)	56,298	(11)	—	—
08/27/04	4,800	(3)	—	—	24.00	08/27/11	—	—	—	—
09/17/03	6,600	(3)	—	—	17.60	09/17/13	—	—	—	—
09/27/02	6,600	(3)	—	—	16.70	09/27/12	—	—	—	—
09/26/01	8,000	(3)	—	—	14.60	09/26/11	—	—	—	—
11/01/00	12,000	(3)	—	—	15.72	11/01/10	—	—	—	—
10/06/00	8,000	(3)	—	—	12.66	10/06/10	—	—	—	—

Guy M. Campbell	02/28/07	23,950	[6]	—	—	20.40	12/27/10	—	—	—	—
08/25/06	11,000	(3)	—	—	43.82	12/27/10	—	—	—	—
08/26/05	17,775	(3)	—	—	37.19	12/27/10	—	—	—	—
08/27/04	24,000	(3)	—	—	24.00	12/27/10	—	—	—	—
09/08/03	50,000	(3)	—	—	17.54	12/27/10	—	—	—	—

Note: All awards granted prior to January 26, 2007 relate to Harris common stock.

(1)	Stock options vest in installments of 50 percent one year from the grant date, 25 percent two years from the grant date and 25 percent three years from the grant date. The option is for Harris common stock.

(2)	Stock options vest in installments of 50 percent one year from the grant date, 25 percent two years from the grant date and 25 percent three years from the grant date. The option is for Harris common stock.

(3)	These options are fully vested for Harris common stock.

(4)	Restricted stock that vests, if at all, only in full on the third anniversary of the grant date, or August 25, 2009. The award is for Harris common stock.

(5)	Restricted stock that vests if at all, only in full on the third anniversary of the grant date, or August 26, 2005. The award is for Harris common stock. These shares were issued by Harris in August 2005.

(6)	Stock options vest in installments of 50 percent one year from the grant date, 25 percent two years from the grant date, and 25 percent three years from the grant date, with the exception of Mr. Campbell. At the end of fiscal year 2008 fifty percent of Mr. Campbell’s options were fully vested and fifty percent were forfeited.

(7)	Performance share vesting may begin at 90 percent of the applicable business target and reaches maximum payout at financial performance above 120 percent of the operations of the applicable business target. Fifty percent of the award is tied to achieving pro forma net income targets and the remaining 50 percent is tied to achieving cash flow from operations targets. Currently, performance shares have not vested for any officer since this is a 30-month plan ending on July 3, 2009.

(8)	These options were granted by Stratex, were assumed by us in the merger with Stratex and are fully vested.

(9)	Restricted stock that vests if at all, only in full on the third anniversary of the grant date, or February 28, 2010.

(10)	Market value is based on the closing sales price of a share of Class A common stock of $9.58 on June 27, 2008, as reported on the NASDAQ Global Market.

(11)	Market value is based on the closing sales price of a share of Harris common stock of $51.18 on June 27, 2008, as reported by the New York Stock Exchange.

Option Exercises and Stock Vested in Fiscal 2008

The following table provides information for each of our named executive officers regarding (1) Harris stock option exercises during fiscal 2008, including the number of Harris shares acquired upon exercise and the value realized and (2) the number of Harris shares acquired upon the vesting of stock awards during fiscal 2008. No options to purchase Class A common stock were exercised and no stock awards granted by us vested during fiscal 2008.

	Option Awards		Stock Awards
	Number		Number	Value
	of Shares	Value	of Shares	Received on
	Acquired on	Realized on	Acquired	Vesting
Name	Exercise (#)	Exercise(1) ($)	on Vesting (#)	(2) ($)

Harald J. Braun	—	—	—	—
Sarah A. Dudash	4,000	195,487	4,000	233,920
Paul A. Kennard	—	—	—	—
Heinz H. Stumpe	—	—	—	—
John W. Koenig	6,600	280,830	3,000	176,850
Guy M. Campbell	10,000	222,571	12,000	707,400

(1)	All options exercised and all vesting of stock awards related to Harris options and awards.

(2)	Amount shown is the aggregate market value of the Harris vested shares of restricted stock on the vesting date.

Equity Compensation Plan Summary

The following table provides information as of June 27, 2008, relating to our equity compensation plan pursuant to which grants of options, restricted stock and performance shares may be granted from time to time and the option plans and agreements assumed by us in connection with the Stratex acquisition:

Number of
securities
remaining
available
for future
issuance
under
	Number of	Weighted-	equity
	securities	average	compensation
	to be	exercise	plans
	issued upon	price of	(excluding
	exercise of	outstanding	securities
	options	options	reflected in the
Plan Category	warrants and rights	warrants and rights(1)	first column)

Equity Compensation plan approved by security holders(2)	559,007	$19.67	4,389,488
Equity Compensation plans not approved by security holders(3)	2,518,464	$23.36	—

Total	3,077,471	$22.98	4,389,488

(1)	Excludes weighted average fair value of restricted stock and performance shares at issuance date.

(2)	Consists solely of our 2007 Stock Equity Plan.

(3)	Consists of shares of Class A common stock that may be issued pursuant to option plans and agreements assumed pursuant to the Stratex acquisition. The Stratex plans were duly approved by the shareholders of Stratex prior to the acquisition with us. No shares are available for future awards under those plans. For additional discussion, see Note P in Form 10K filed on September 25, 2008.

Non-Qualified Deferred Compensation Earnings

Our named executive officers formerly employed by MCD participated in the Harris Supplemental Executive Retirement Plan (“SERP”) prior to our merger with Stratex. Contributions by our named executive officers and Harris to this plan were discontinued on January 26, 2007. The following table provides summary information with respect to amounts credited, earnings and account balances for our named executive officers under the Harris SERP.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals/	Balance
	in Last FY	in Last FY(1)	in Last FY(2)	Distributions	at Last FYE(3)
Name	($)	($)	($)	($)	($)

Harald J. Braun	—	—	—	—	—
Sarah A. Dudash	—	—	—	—	—
Paul A. Kennard	—	—	—	—	—
Heinz H. Stumpe	—	—	—	—	—
John W. Koenig	—	—	(7,999)	—	68,684
Guy M. Campbell	—	12,707	(46,417)	—	434,849

(1)	Amount matched by Harris under the Supplemental Executive Retirement Plan. These amounts are included in the “All Other Compensation” column of the Summary Compensation Table. Contributions made by Harris in fiscal 2008 include profit sharing payments contributed by Harris in September 2007 in respect of fiscal 2007 performance.

(2)	Losses are calculated using the daily market activity on each investment fund.

(3)	Represents balances from the Harris SERP and includes various amounts previously reported in the as “Salary” or “All Other Compensation.”

Potential Payments Upon Termination or Change of Control

Employment agreements have been established with each of the continuing named executive officers, which provide for such executives to receive certain payments and benefits if their employment with us is terminated. These arrangements are set forth in detail below assuming a termination event on June 27, 2008 based on our stock price on that date. The Board has determined that such payments and benefits are an integral part of a competitive compensation package for our executive officers.

The table below reflects the compensation and benefits due to each of the named executive officers in the event of termination of employment by us without cause or termination by the executive for good reason (other than within 18 months after a Change of Control, as defined below) and in the event of disability and in the event of termination of employment by us without cause or termination by the executive for good reason within 18 months after a Change of Control. The amounts shown in the table are estimates of the amounts that would be paid upon termination of employment. There are no compensation and benefits due to any named executive officer in the event of termination of employment by us for cause or voluntary termination. In the event of death, the only compensation and benefits payable to any of the named executive officers would be in the form of accelerated equity vesting of Harris stock options and Harris restricted stock. As of June 27, 2008, the fair value of accelerated equity vesting of Harris awards in the event of death would be $211,118 for Ms. Dudash and $273,813 for Mr. Koenig. The actual amounts would be determined only at the time of the termination of employment.

		Number	Base	Months		Total	Accelerated	Continuation	Out-
		of	per	Times	Target	Severance	Equity	of Insurance	Placement
		Months	Month	Base	Bonus	Payments	Vesting	Benefit	Services	Total
Name	Conditions for Payouts	(#)	(1)($)	($)	(2)($)	($)	(3)($)	(4)($)	(5)($)	($)

Harald J. Braun	Termination without cause or for good reason	24	57,917	1,390,008	695,000 (6)	2,535,008 (7)	102,132	25,368	—	2,662,508

	Within 6 months before or 18 months after Change of Control	36	57,917	2,085,012	695,000 (6)	3,230,012 (7)	102,132	38,052	—	3,370,196

Sarah A. Dudash	Termination without cause or for good reason, or due to disability	12	20,000	240,000	132,000	372,000	—	20,136	30,000	422,136

	Within 18 months after Change of Control	24	20,000	480,000	132,000	612,000	463,078	40,272	30,000	1,145,350

Paul A. Kennard	Termination without cause or for good reason, or due to disability	12	26,167	314,004	188,400	502,404	—	17,028	30,000	549,432

	Within 18 months after Change of Control	24	26,167	628,008	188,400	816,408	216,508	34,056	30,000	1,096,972

Heinz H. Stumpe	Termination without cause or for good reason, or due to disability	12	25,692	308,304	150,000	458,304	—	5,388	30,000	493,692

	Within 18 months after Change of Control	24	25,692	616,608	150,000	766,608	192,558	10,776	30,000	999,942

John W. Koenig	Termination without cause or for good reason, or due to disability	12	19,583	234,996	105,750	340,746	—	20,136	30,000	390,882

	Within 18 months after Change of Control	24	19,583	469,992	105,750	575,742	323,210	40,272	30,000	969,224

(1)	The monthly base salary represents the total gross monthly payments to each named executive officer at the current salary.

(2)	The target bonus represents the maximum amount of a payout under the terms of the Annual Incentive Plan discussed in the Compensation Discussion and Analysis section of this Proxy Statement.

(3)	Reflects acceleration of outstanding equity awards as of June 27, 2008.

(4)	The insurance benefit provided is paid directly to the insurer benefit provider and includes amounts for COBRA.

(5)	The estimated dollar amounts for Outplacement Services would be paid directly to an outplacement provider selected by us.

(6)	Prorated based on the proportion of the current fiscal year preceding termination.

(7)	Additional severance of $450,000 is included.

Our employment agreement with Mr. Harald J. Braun, our President and Chief Executive Officer, includes the following provisions:

If he is terminated without cause or should he resign for good reason and he signs a general release he will be entitled to receive the following severance benefits:

•	severance payments at his final base salary for a period of 24 months following his termination;

•	an additional severance payment of $450,000 to be paid within 15 days of the effective date of release and only if such termination occurs within three years after his start date;

•	payment of premiums necessary to continue his group health insurance under COBRA until the earlier of (a) 24 months following termination date; or (b) the date on which he first becomes eligible to participate in another employer’s group health insurance; or (c) the date on which he is no longer eligible for COBRA coverage; provided, however, if he is 60 years of age or older on the date of termination (other than death), and has been employed by the Company for more than three years as of the date of termination, the Company will pay premiums under COBRA until he reaches the age of 65 or eligible to participate in another employer’s health insurance plan, whichever comes first;

•	the prorated portion of any incentive bonus he would have earned during the incentive bonus period in which his employment was terminated;

•	any stock options granted shall be accelerated with respect to any options that would become exercisable within 365 days after the termination date and if termination occurs prior to the second anniversary of his start date any additional vesting that would have occurred through such second anniversary but no other vesting shall occur; however, he will be entitled to purchase any vested shares subject to his options until the earlier of 24 months following termination date or the date on which the applicable option(s) expire(s);

•	restricted shares issued shall be accelerated;

•	a pro rata portion based on a proportion of the fiscal year prior to termination of performance shares for the relevant measurement period will vest based upon actual company performance for the measurement period in which termination occurs.

In addition, the agreement provides that if within 6 months before or 18 months following a Change of Control, Mr. Braun’s employment with us is terminated by us without cause, or Mr. Braun resigns for good reason following a Change of Control and he signs a general release of known and unknown claims in a form satisfactory to us, he will be entitled to receive the same severance benefits from us that are described above, except:

•	the severance benefits described shall be increased by an additional 12 months;

•	we will also accelerate the vesting of all unvested stock options granted to him by us such that all of his stock options to purchase Class A common stock will be fully vested as of the date of his termination/resignation.

The employment agreements with our named executive officers define a “Change of Control” as follows:

•	any merger, consolidation, share exchange or acquisition, unless immediately following such merger, consolidation, share exchange or acquisition of at least 50 percent of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of: the entity resulting from such merger, consolidation or share exchange, or the entity which has acquired all or substantially all of our assets (in the case of an asset sale that satisfies the criteria of an acquisition) (in either case, the “Surviving Entity”), or

•	if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50 percent or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity is represented by our securities that were outstanding immediately prior to such merger, consolidation, share exchange or acquisition (or, if applicable, is represented by shares into which such Company securities were converted pursuant to such merger, consolidation, share exchange or acquisition), or

•	any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires beneficial ownership (determined pursuant to SEC Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 30 percent of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to the our stockholders that the Board does not recommend such stockholders accept, other than: (i) Harris if it beneficially owns more than 50 percent of such total voting power immediately prior to such acquisition, (ii) we, or an Affiliate* (who is an Affiliate immediately prior to such acquisition; (iii) an employee benefit plan of ours or any of our Affiliates’*; (iv) a trustee or other fiduciary holding securities under an employee benefit plan of our or any of our Affiliates’*; or (v) an underwriter temporarily holding securities pursuant to an offering of such securities; or

•	over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals each of whom meet one of the following criteria: (i) have been a Board member continuously since the adoption of this Plan or the beginning of such 36-month period; (ii) have been appointed by Harris; or (iii) have been elected or nominated during such 36-month period by at least a majority of the Board members that belong to the same Class of director as such Board member; and (iv) satisfied one of the above criteria when they were elected or nominated; or

•	a majority of the Board determines that a Change of Control has occurred.

Employment agreements are in effect for all other current named executive officers, which provide that if they are terminated without cause or should they resign for good reason or become disabled and they sign a general release they will be entitled to receive the following severance benefits:

•	severance payments at their final base salary for a period of 12 months following termination;

•	payment of premiums necessary to continue their group health insurance under COBRA until the earlier of: (a) 12 months, (b) the date on which they first became eligible to participate in another employer’s group health insurance; or (c) the date on which they are no longer eligible for COBRA coverage;

•	the prorated portion of any incentive bonus they would have earned during the incentive bonus period in which their employment was terminated;

•	any stock option(s) granted to the executive officer will stop vesting as of their termination date; however, they will be entitled to purchase any vested share(s) of stock that are subject to the outstanding options until the earlier of: (a) 12 months; or (b) the date on which the applicable option(s) expire; and

•	outplacement assistance selected and paid for by us.

In addition, these agreements provide that if there is a Change of Control, and employment with us is terminated by us without cause or by the employee for good reason within 18 months after the Change of Control and they sign a general release of known and unknown claims in a form satisfactory to us, (i) the severance benefits described shall be increased by an additional 12 months; (ii) they will receive a payment equal to the greater of (a) the average of the annual incentive bonus payments received by them, if any, for the previous three years; or (b) their target incentive bonus for the year in which their employment terminates; and (iii) the vesting of all unvested stock option(s) granted by us will accelerate, such that all of their stock option(s) will be fully vested as of the date of their termination/resignation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10 percent of a registered Class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and

   * For the purposes of Mr. Braun’s agreement, the term “affiliate” means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

other equity securities. Directors, executive officers and greater than 10 percent holders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3 and 4 received during fiscal 2008, and Forms 5 (or any written representations) received with respect to fiscal year 2008, we believe that all directors, officers, executive officers and 10 percent stockholders complied with all applicable Section 16(a) filing requirements during fiscal 2008.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

At the 2008 Annual Meeting of Stockholders, directors are being nominated for re-election to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until the death, resignation or removal of such director. In a Board meeting on August 27, 2008, following the recommendation of our Nominating Committee, the Board re-nominated the four Class A director nominees listed below for re-election to serve on the Board following the annual meeting. The Class B directors listed below have been nominated and will be elected by Harris. Unless you attend the annual meeting in person and submit a ballot that indicates your intent to withhold your vote in favor of any or all of the Class A director nominees listed below, or, in the alternative, submit a proxy card or other voting instructions, as the case may be, indicating your intention to withhold your vote in favor of any or all of the Class A director nominees listed below, then your proxy will be voted “FOR” the re-election of each of the Class A director nominees listed below.

The Class A director nominees will be elected by plurality vote. In the unanticipated event that a nominee is unable or declines to serve as a director at the time of the annual meeting, all proxies received by the proxy holders will be voted for any subsequent nominee named by our current Board to fill the vacancy created by the earlier nominee’s withdrawal from the election. As of the date of this Proxy Statement, the Board is not aware of any director nominee who is unable or will decline to serve as a director.

In addition, in the event additional persons are nominated for election as directors (other than the director nominees listed below), the proxy holders intend to vote all proxies received by them for the director nominees listed below.

CLASS A DIRECTORS

Name	Title	Age

Charles D. Kissner	Chairman of the Board	61
William A. Hasler	Director	66
Clifford H. Higgerson	Director	68
Edward F. Thompson	Director	70

Class B directors are nominated and elected by Harris.

CLASS B DIRECTORS

Name	Title	Age

Harald J. Braun	Director, Chief Executive Officer	52
Eric C. Evans	Director	55
Howard L. Lance	Director	52
Dr. Mohsen Sohi	Director	49
Dr. James C. Stoffel	Director	62

Vote Required

Assuming the presence of a quorum, our directors will be elected from the persons nominated by the affirmative vote of holders of a plurality of our outstanding common stock present in person, or represented by proxy, at the annual meeting and entitled to vote. Harris has indicated that it intends to be present at the annual meeting and, pursuant to the investor agreement between it and us, to vote all its Class B common shares in favor of these nominees. Harris’ presence at the meeting and its vote of its Class B common shares will assure the existence of a quorum and the election of the nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE RE-ELECTION OF EACH OF THE CLASS A DIRECTOR NOMINEES AND UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE CLASS A DIRECTOR NOMINEES

PROPOSAL NO.  2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending July 3, 2009. During fiscal year 2008, Ernst & Young LLP served as our independent registered public accounting firm and provided certain tax and other audit related services.

Ernst & Young LLP is also the independent registered public accounting firm for Harris, the holder of approximately 56% of our outstanding shares. Our investor agreement with Harris provides that, so long as GAAP requires that our financial statements be included in Harris’ consolidated financial statements, we will maintain as our independent registered public accounting firm the same firm as Harris appoints as its independent registered public accounting firm, unless our Audit Committee determines in good faith that the appointment of a different independent registered public accounting firm for us is required by law, regulation or order or that it is in the best interest of our stockholders to do so.

Vote Required

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 3, 2009 requires the affirmative vote of a majority of the shares of our Class A common stock and Class B common stock, voting together, present in person or represented by proxy and entitled to vote at the meeting. If the appointment is not ratified, the Audit Committee will consider whether it should select another independent registered public accounting firm. Harris has indicated that it intends to vote all of its Class B common shares in favor of ratifying the appointment. Harris’ vote of its Class B common shares will assure the ratification of the appointment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE 2009 FISCAL YEAR

PROPOSAL NO. 3
APPROVAL OF THE MATERIAL TERMS OF THE ANNUAL INCENTIVE PLAN

We are requesting that the stockholders vote in favor of approving the Company’s Annual Incentive Plan (the “Plan”), which was adopted by the Board on August 27, 2008. In accordance with Treasury Regulations applicable to Section 162(m) of the Code, we are seeking your approval of the material terms of this Plan. A copy of the Plan is attached as Appendix A to this Proxy Statement. The following description of the Plan is only a summary, and we encourage you to read the Plan in its entirety in order to review the actual terms of the Plan. By voting in favor of this proposal, you will be voting to approve the material terms of the Plan for purposes of qualifying awards thereunder as performance-based compensation under Section 162(m) of the Code.

Purpose.  The Plan is intended to promote the growth and performance of the Company by linking a portion of the total annual compensation for certain key employees to attainment of business objectives and by assisting in the attraction, retention and motivation of certain key employees.

Administration.  The Plan may be administered by the Compensation Committee of the Board, by another designated Compensation Committee, or by the Board directly. The designated administrator, or the Compensation Committee, has the discretion, subject to the provisions of the Plan, to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Compensation Committee has complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan.

Eligibility.  Employees of the Company and its affiliates are eligible to be designated by the Compensation Committee as a Plan participant and to receive awards under the Plan.

Awards.  Plan participants will be eligible to receive awards as determined by the Compensation Committee in its sole discretion, and will receive payments pursuant to awards based upon the degree of achievement of performance goals.

Qualified performance-based awards are awards which include performance criteria intended to satisfy Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s federal income tax deduction for compensation to certain specified senior executives to $1 million, but excludes from that limit “performance-based compensation.” Accordingly, qualified performance-based awards will be subject to satisfaction of one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Compensation Committee in the award:

cash flow (before or after dividends)	earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization)
stock price	return on equity
stockholder return or total stockholder return	return on capital (including without limitation return on total capital or return on invested capital)
return on investment	return on assets or net assets
market capitalization	economic value added
debt leverage (debt to capital)	revenue
sales or net sales	backlog
income, pre-tax income or net income	operating income or pre-tax profit
operating profit, net operating profit or economic profit	gross margin, operating margin or profit margin
return on operating revenue or return on operating assets	cash from operations
operating ratio	operating revenue
market share improvement	general and administrative expenses
customer service

No payment or other amount will be available to a recipient of a qualified performance-based award except upon the Compensation Committee’s determination that a particular goal or goals established by the Compensation Committee for the criteria (from among those specified above) selected by the Compensation Committee have been satisfied. The maximum qualified performance-based award payment to any one participant for a performance period is $2,500,000.

Effect of Termination of Employment or Association.  Generally, if a participant’s employment with the Company or any affiliate is terminated for any reason prior to the last day of a performance period, then the participant will forfeit the award and will not become entitled to any payment thereunder. If, however, a participant’s employment is terminated during the performance period due to death, disability, normal retirement or involuntary termination caused by a reduction in force, then the participant will be entitled to a pro-rated payment of the award that would have been payable if the participant had been a participant on the last day of the performance period, based upon the Compensation Committee’s determination as to whether the applicable performance goal or goals are achieved within such performance period.

Change of Control.  In the event of a change of control, the Company will, as promptly as practicable following the effective date of the change of control, pay any awards payable to participants. The payment to each participant will be an amount not less than the target award as originally approved for the performance period. For this purpose, a change of control is defined as the occurrence of any of: (a) a transaction after which less than 50% of the voting power of the resulting entity or ultimate parent entity is represented by previously issued and outstanding Company securities, or securities into which the Company securities were converted; (b) a merger, consolidation, share exchange or acquisition after which less than 50% of the voting power of the resulting entity or ultimate parent entity is represented by previously issued and outstanding Company securities or securities into which the Company securities were converted; (c) other than by means of a merger, consolidation, share exchange or acquisition, a person or group of persons obtains more than 30% of the total combined voting power of the Company (exempting Harris, until such time as it beneficially owns less than 30% of the total voting power of the Company, and also the employee benefit plans and trustees of employee benefits plans for the Company and its affiliates (other than Harris), and any underwriters temporarily holding securities prior to an offering of such securities); (d) the composition of the Board changes, over a period of 36 months or less, such that a majority of the individuals on the Board are no longer at least one of the following: (i) directors appointed before the adoption of the Plan or directors who have served throughout the period, (ii) appointees of Harris, or (iii) directors elected by a majority of directors that (x) belong to the same class of directors as such director, and (y) satisfied the criteria above at the time they voted for such director; or (e) a majority of the Board determines that a change in control has occurred. However, no change of control will be deemed to have occurred under the Plan if, immediately before any occurrence described above, Harris owns more than 30% of the total voting power of the Company and if, immediately after any such occurrence, Harris owns a majority of the total voting power of the Company.

Amendments to the Plan.  Generally the Board may amend or modify the Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification.

Summary of Tax Consequences.  The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the Plan. This summary is not comprehensive and is based upon laws and regulations in effect on September 1, 2008. Such laws and regulations are subject to change. This summary is intended for the information of shareholders considering how to vote and not as tax guidance to participants in the Plan. Participants in the Plan should consult their own tax advisors as to the tax consequences of participation.

A participant will generally recognize ordinary income on receipt of payment in satisfaction of an award. In general, whenever a participant is required to recognize ordinary income in connection with an award, the Company will be entitled to a corresponding tax deduction. However, the Company will not be entitled to deductions in connection with awards under the Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from the Company exceeds the $1 million limitation of Section 162(m) of the Code. Compensation which qualifies as “performance-based” is not subject to this limitation, however.

For purposes of the foregoing summary, we assumed that no award under the Plan will be considered “deferred compensation” as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an award under the Plan will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

Vote Required

Approval of the Annual Incentive Plan requires the affirmative vote of the majority of the shares of our Class A common stock and Class B common stock, voting together, present in person or represented by proxy and entitled to vote at the meeting. Harris has indicated that it intends to vote all of its Class B common shares in favor of approving the plan. Harris’ vote of its Class B common shares will assure the approval of the material terms of the Plan for purposes of Section 162(m) of the Code.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
THE MATERIAL TERMS OF THE ANNUAL INCENTIVE PLAN

PROPOSAL NO. 4
APPROVAL OF THE MATERIAL TERMS OF THE 2007 STOCK EQUITY PLAN

We are requesting that the stockholders vote in favor of approving the material terms of the Company’s 2007 Stock Equity Plan (the “2007 Plan”) for purposes of Section 162(m) of the Code. A copy of the 2007 Plan is attached as Appendix B. The following description is only a summary of the 2007 Plan, and we encourage you to read it in its entirety in order to review the actual terms of the Plan. The 2007 Plan was originally approved by our Board of Directors on December 28, 2006, when the Company was a wholly-owned subsidiary of Harris with no operating assets. The Board of Directors at that time consisted of Mr. Howard L. Lance, Chief Executive Officer of Harris, and Mr. Guy M. Campbell, our former Chief Executive Officer, who was then the President of Harris’ Microwave Communications Division (MCD). Our full board ratified the adoption of the 2007 Plan on January 28, 2007, when our acquisition of the MCD and Stratex Networks, Inc. became effective. Harris, as our sole shareholder at the time, approved the 2007 Plan on December 26, 2006. We believe that Harris’ approval qualifies awards under the 2007 Plan as performance-based compensation under Section 162(m) of the Code, but under the applicable tax regulations, that qualification would not apply to awards made after the date of our annual stockholder meeting in 2011. By voting in favor of this approval, you will be voting to approve the 2007 Plan and the material terms of the 2007 Plan for purposes of qualifying awards made thereunder both before and after our 2011 stockholder meeting as performance-based compensation under Section 162(m) of the Code.

Purpose.  The 2007 Plan is intended to retain and reward highly qualified employees, consultants, and directors and encourage their ownership of Class A common stock.

Administration.  The 2007 Plan may be administered by the Compensation Committee of the Board, by another designated Compensation Committee, or by the Board directly. The designated administrator, or the Compensation Committee, has the discretion, subject to the provisions of the 2007 Plan, to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Compensation Committee has complete authority to interpret the 2007 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2007 Plan.

Eligibility.  Awards may be granted to any employee of or consultant to one or more of the Company and its affiliates or to non-employee members of the Board or of any board of directors (or similar governing authority) of any affiliate.

Shares Subject to the 2007 Plan.  The shares issued or to be issued under the 2007 Plan are authorized but unissued shares of the Company’s Class A common stock. The maximum number of shares of Class A common stock which may be issued or made subject to awards under the 2007 Plan is 5,000,000, and no more than 10% of the available 2007 Plan shares of Class A common stock may be covered by awards issued to any one person in any one calendar year.

Types of Awards.  Awards under the 2007 Plan may include incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and performance units, qualified performance-based awards and stock grants. Each award will be evidenced by an instrument in such form as the Compensation Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any restricted stock or restricted stock units. Except as noted below, all relevant terms of any award will be set by the Compensation Committee in its discretion.

•	Nonstatutory stock options and incentive stock options, or stock options, are rights to purchase Class A common stock of the Company. A stock option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Compensation Committee may determine. A stock option may be exercised by the recipient giving written notice to the Company, specifying the number of shares with respect to which the stock option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check, by delivery to the Company (or attestation of ownership) of shares of Class A common stock (with some restrictions), or through and under the terms and conditions of any formal cashless exercise program authorized by the Company.

•	Incentive stock options may be granted only to eligible employees of the Company or any parent or subsidiary corporation and must have an exercise price of not less than 100% of the fair market value of the Company’s Class A common stock on the date of grant (110% for incentive stock options granted to any 10% stockholder of the Company). In addition, the term of an incentive stock option may not exceed seven years (five years, if granted to any 10% stockholder). Nonstatutory stock options must have an exercise price of not less than 100% of the fair market value of the Company’s Class A common stock on the date of grant and the term of any nonstatutory stock option may not exceed seven years. In the case of an incentive stock option, the amount of the aggregate fair market value of Class A common stock (determined at the time of grant) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) may not exceed $100,000.

•	Stock appreciation rights, or SARs, are rights to receive (without payment to the Company) cash, property or other forms of payment, or any combination thereof, as determined by the Compensation Committee, based on the increase in the value of the number of shares of Class A common stock specified in the SAR. The base price (above which any appreciation is measured) will in no event be less than 100% of the fair market value of the Class A common stock on the date of grant of the SAR or, if the SAR is granted in tandem with a stock option (that is, so that the recipient has the opportunity to exercise either the stock option or the SAR, but not both), the exercise price under the associated stock option.

•	Awards of restricted stock are grants or sales of Class A common stock which are subject to a risk of forfeiture, such as a requirement of the continued performance of services for a stated term or the achievement of individual or Company performance goals. Awards of restricted stock include the right to any dividends on the shares pending vesting (or forfeiture), although the Compensation Committee may determine, at the time of the award, that dividends will be deferred and, if dividends are deferred, the Compensation Committee may determine that the deferred dividends will be reinvested in additional restricted stock.

•	Awards of restricted stock units and performance units are grants of rights to receive either shares of Class A common stock (in the case of restricted stock units) or the appreciation over a base value (as specified by the Compensation Committee) of a number of shares of Class A common stock (in the case of performance units) subject to satisfaction of service or performance requirements established by the Compensation Committee in connection with the award. Such awards may include the right to the equivalent to any dividends on the shares covered by the award, which amount may in the discretion of the Compensation Committee be deferred and paid if and when the award vests.

•	A stock grant is a grant of shares of Class A common stock not subject to restrictions or other forfeiture conditions. stock grants may be awarded only in recognition of significant contributions to the success of the Company or its affiliates, in lieu of compensation otherwise already due, or in other limited circumstances which the Compensation Committee deems appropriate.

Qualified Performance-Based Awards.  Qualified performance-based awards are awards that include performance criteria intended to satisfy Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s federal income tax deduction for compensation to certain specified senior executives to $1 million, but excludes from that limit “performance-based compensation.” Qualified performance-based awards may be in the form of stock options, restricted stock, restricted stock units or performance units, but in each case will be subject to satisfaction of one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Compensation Committee in the award:

cash flow (before or after dividends)	earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization)
stock price	return on equity
stockholder return or total stockholder return	return on capital (including without limitation return on total capital or return on invested capital)
return on investment	return on assets or net assets
market capitalization	economic value added
debt leverage (debt to capital)	revenue
sales or net sales	backlog
income, pre-tax income or net income	operating income or pre-tax profit
operating profit, net operating profit or economic profit	gross margin, operating margin or profit margin
return on operating revenue or return on operating assets	cash from operations
operating ratio	operating revenue
market share improvement	general and administrative expenses
customer service

Qualified performance-based awards in the form of stock options must have an exercise price which is not less than 100% of the fair market value of the Company’s Class A common stock on the date of grant. No payment or other amount will be available to a recipient of a qualified performance-based award except upon the Compensation Committee’s determination that a particular goal or goals established by the Compensation Committee for the criteria (from among those specified above) selected by the Compensation Committee have been satisfied. A stock grant is not a qualified performance-based award.

Effect of Termination of Employment or Association.  Unless the Compensation Committee determines otherwise in connection with any particular award under the 2007 Plan, stock options and SARs will generally terminate three months following the recipient’s termination of employment or other association with the Company. The effect of termination on other awards will depend on the terms of those awards.

Transferability.  In general, no award under the 2007 Plan may be transferred by the recipient, and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Compensation Committee may approve the transfer, without consideration, of an award of a nonstatutory option or restricted stock to a family member.

Effect of Significant Corporate Event.  In the event of any change in the outstanding shares of Class A common stock through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Class A common stock, an appropriate and proportionate adjustment will be made in (1) the maximum numbers and kinds of shares subject to the 2007 Plan and the 2007 Plan limits, (2) the numbers and kinds of shares or other securities subject to the then outstanding awards, (3) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding stock options or SARs (without change in the aggregate purchase or hurdle price as to which stock options or SARs remain exercisable), and (4) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right. Upon dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding stock option or SAR shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the stock option or SAR to the extent exercisable on the date of dissolution or liquidation.

Change of Control.  Award agreements pursuant to the 2007 Plan may provide, as determined by the Compensation Committee, that, in the event of a change of control, stock options and stock appreciation rights will accelerate; the risk of forfeiture applicable to restricted stock and restricted stock units will lapse; and all conditions on restricted stock and restricted stock units shall be deemed to have been satisfied. A change of control is defined as the occurrence of any of: (a) a transaction after which less than 50% of the voting power of the resulting entity or ultimate parent entity is represented by previously issued and outstanding Company securities, or securities into which the Company securities were converted; (b) a merger, consolidation, share exchange or acquisition after which less than 50% of the voting power of the resulting entity or ultimate parent entity is represented by previously issued and outstanding Company securities or securities into which the Company securities were converted; (c) other than by means of a merger, consolidation, share exchange or acquisition, a person or group of persons obtains more than 30% of the total combined voting power of the Company (exempting Harris, until such time as it beneficially owns less than 30% of the total voting power of the Company, and also the employee benefit plans and trustees of employee benefits plans for the Company and its affiliates (other than Harris), and any underwriters temporarily holding securities prior to an offering of such securities); (d) the composition of the Board changes, over a period of 36 months or less, such that a majority of the individuals on the Board are no longer at least one of the following: (i) directors appointed before the adoption of the 2007 Plan or directors who have served throughout the period, (ii) appointees of Harris, or (iii) directors elected by a majority of directors that (x) belong to the same class of directors as such director, and (y) satisfied the criteria above at the time they voted for such director; or (e) a majority of the Board determines that a change in control has occurred. However, no change of control will be deemed to have occurred under the 2007 Plan if, immediately before any occurrence described above, Harris owns more than 30% of the total voting power of the Company and if, immediately after any such occurrence, Harris owns a majority of the total voting power of the Company.

Amendments to the 2007 Plan.  Generally the Board may amend or modify the 2007 Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification.

Summary of Tax Consequences.  The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the 2007 Plan. This summary is not comprehensive and is based upon laws and regulations in effect on September 1, 2008. Such laws and regulations are subject to change. This summary is intended for the information of shareholders considering how to vote and not as tax guidance to participants in the 2007 Plan. Participants in the 2007 Plan should consult their own tax advisors as to the tax consequences of participation.

•	Nonstatutory stock options. Generally, there are no federal income tax consequences to the participants upon grant of nonstatutory stock options. Upon the exercise of such an option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Class A common stock acquired upon the exercise of such option exceeds the exercise price, if any. A sale of Class A common stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the Class A common stock on the exercise and sale dates.

•	Incentive stock options. Except as noted at the end of this paragraph, there are no federal income tax consequences to the participant upon grant or exercise of an incentive stock option. If the participant holds shares of Class A common stock purchased pursuant to the exercise of an incentive stock option for at least two years after the date the option was granted and at least one year after the exercise of the option, the subsequent sale of Class A common stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to the Company. If the participant sells the shares of Class A common stock within two years after the date an incentive stock option is granted or within one year after the exercise of an option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the option exercise price, and any additional gain or loss will be a capital gain or loss. Some participants may have to pay alternative minimum tax in connection with exercise of an incentive stock option, however.

•	Restricted stock. A participant will generally recognize ordinary income on receipt of an award of restricted stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the Class A common stock acquired exceeds the price he or she has paid for it, if any. Recipients of restricted stock may, however, within 30 days of receiving an award of restricted stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an “83(b) election.” If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the restricted stock.

•	Stock appreciation rights. A participant will generally recognize ordinary income on receipt of cash or other property pursuant to the exercise of an award of stock appreciation rights.

•	Restricted stock units, performance units and stock grants. A participant will generally recognize ordinary income on receipt of any shares of Class A common stock, cash or other property in satisfaction of any of these awards under the 2007 Plan.

•	Potential deferred compensation. For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the 2007 Plan will be considered “deferred compensation” as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of an SAR at less than 100% of the market value of the Company’s Class A common stock, would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an award under the 2007 Plan will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

•	Section 162(m) limitations on the Company’s tax deduction. In general, whenever a recipient is required to recognize ordinary income in connection with an award, the Company will be entitled to a corresponding tax deduction. However, the Company will not be entitled to deductions in connection with awards under the 2007 Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from the Company exceeds the $1 million limitation of Section 162(m) of the Code. Compensation which qualifies as “performance-based” is not subject to this limitation, however.

Awards to Particular Officers, Etc.  The benefits or amounts that will be received under the 2007 Plan by or allocated to each of (i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all directors of the company who are not executive officers of the company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, including all other current officers, as a group are not determinable.

Vote Required

Approval of the 2007 Stock Equity Plan requires the affirmative vote of the majority of the shares of our Class A common stock and Class B common stock, voting together, present in person or represented by proxy and entitled to vote at the meeting. Harris has indicated that it intends to vote all of its Class B common shares in favor of approving the material terms of the 2007 Plan. Harris’ vote of its Class B common shares will assure the approval of the plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE MATERIAL TERMS OF THE 2007 STOCK EQUITY PLAN

OTHER MATTERS

2008 Annual Report

Our annual report for the fiscal year ended June 27, 2008 will be available over the internet and is mailed along with the other proxy materials to all stockholders who request printed copies in the manner specified in the Notice in this Proxy Statement.

Form 10-K

We filed an annual report on Form 10-K for the fiscal year ended June 27, 2008 with the SEC on September 25, 2008. Stockholders may obtain a copy of the annual report on Form 10-K, without charge, by writing to our Secretary, at the address of our offices located at 120 Rose Orchard Way, San Jose, California 95134, or through our website at www.harrisstratex.com.

Other Business

The Board is not aware of any other matter that may be presented for consideration at the annual meeting. Should any other matter properly come before the annual meeting for a vote of the stockholders, the proxy holders will have authority to vote all proxies submitted to them at their discretion as to any matter of which we did not receive notice by September 29, 2008.

APPENDIX A

HARRIS STRATEX NETWORKS
ANNUAL INCENTIVE PLAN

1.  Purpose of the Plan.  The purpose of the Harris Stratex Networks Annual Incentive Plan is to promote the growth and performance of the Company by: (i) linking a portion of the total annual compensation for certain key employees to attainment of such business objectives as shall be approved for each Performance Period; and (ii) assisting in the attraction, retention and motivation of certain key employees.

2.  Definitions.  Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

“Affiliate” means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

“Award” means a right to receive a cash incentive payment pursuant to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change of Control” means the occurrence of any of the following unless both (i) immediately prior to such occurrence Harris Corporation (“Harris”) owns more than 30% of the total combined voting power of the Company’s outstanding securities and (ii) immediately after such occurrence (and the exercise or lapse of any rights triggered by such occurrence) Harris owns a majority of such total combined voting power of the outstanding capital stock of the Company:

(a) any a merger or consolidation of the Company into another person (i.e., which merger or consolidation the Company does not survive) or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions (an “Acquisition”) or a share exchange, unless immediately following such Acquisition or share exchange at least 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (i) the entity resulting from such Acquisition or share exchange, or the entity which has acquired all or substantially all of the assets of the Company (in the case of an asset sale that satisfies the Performance Criteria of an Acquisition) (in either case, the “Surviving Entity”), or (ii) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the “Parent Entity”) is represented by Company securities that were outstanding immediately prior to such Acquisition or share exchange (or, if applicable, is represented by shares into which such Company securities were converted pursuant to such Acquisition or share exchange), or

(b) any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) directly or indirectly acquires beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act), other than through an Acquisition or share exchange, of securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities other than (i) Harris, provided that this exclusion of Harris shall no longer apply after such time, if any, as Harris beneficially owns less than 30% of such total voting power, (ii) an employee benefit plan of the Company or any of its Affiliates (other than Harris), (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates (other than Harris), or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals each of whom meet one of the following Performance Criteria: (i) have been a Board member continuously since the adoption of this Plan or the beginning of such 36 month period, (ii) have been appointed by Harris Corporation, or (iii) have been elected or nominated during such 36 month period by at least a majority of the Board members that (x) belong to the same class of director as such Board member and (y) satisfied the Performance Criteria of this subsection (c) when they were elected or nominated, or

(d) a majority of the Board determines that a Change of Control has occurred.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board, or such other committee of the Board to which such authority may be granted from time to time, which in general is responsible for the administration of the Plan, as provided in Section 3 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

“Company” means Harris Stratex Networks, a Delaware corporation.

“Covered Employee” means an employee who is a covered employee within the meaning of Section 162(m) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Participant” means any holder of an Award under the Plan.

“Performance Criteria” means the Performance Criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses or (xxv) customer service.

“Performance Goals” means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Principles Board Opinion No. 30, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to payment in connection with an Award.

“Plan” means this Harris Stratex Networks Annual Incentive Plan, as amended from time to time.

“Qualified Performance-Based Award” means any Award or portion of an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

3.  Administration of Plan.  The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee to receive the Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

4.  Awards.

(a) In General.  All employees of the Company and its Affiliates are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. Each Participant in the Plan shall be eligible to receive such Award, if any, as the Committee may determine in its sole discretion.

(b) Performance Goals.  Participants shall receive payments pursuant to their Awards, if any, as determined on the basis of the degree of achievement of the Performance Goals.

5.  Qualified Performance-Based Awards.

(a) Purpose.  The purpose of this Section 5 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 5 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 5 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”

(b) Authority.  All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “outside directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c) Applicability.  This Section 5 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 5.

(d) Discretion of Committee with Respect to Qualified Performance-Based Awards.  With regard to Awards intended to qualify as Qualified Performance-Based Awards, the Committee will have full discretion to select the length of any applicable Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than three (3) months after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

(e) Payment of Qualified Performance-Based Awards.  A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(f) Maximum Award Payable.  The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is $2,500,000; provided, however, that if such Participant is not a Participant for the entire Performance Period, the maximum amount payable shall be pro-rated based on the number of days the individual was a Participant for the Performance Period.

(g) Limitation on Adjustments for Certain Events.  No adjustment of any Qualified Performance-Based Award pursuant to Section 12 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance- based compensation” within the meaning of Section 162(m) of the Code.

6.  Payment of Annual Incentive Award on Termination of Employment.

(a) Payments.  Payment pursuant to any Award shall be made in cash at such time(s) as the Committee may in its discretion determine. Notwithstanding the foregoing, in no event will the payment of such amounts be made after the later of: (a) the 15th day of the third month following the end of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture or (b) the 15th day of the third month following the end of the Corporation’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture.

(b) Termination of Employment.  Except to the extent otherwise provided by the Committee, if a Participant’s employment with the Company, any Subsidiary or any Affiliate, is terminated for any reason prior to the last day of a Performance Period, then, except in the case of death, disability or normal retirement, or an involuntary termination due to a reduction in force or except as provided in Section 12, the Participant shall forfeit the Award and shall not be entitled to a payment of the Award. If a Participant’s employment is terminated during the Performance Period due to death, disability, normal retirement or involuntary termination caused by a reduction in force, the Participant shall be entitled to a pro-rated payment of the Award that would have been payable if the Participant had been a Participant on the last day of the Performance Period, based upon the Committee’s determination as to whether the applicable Performance Goal or Goals are achieved within such Performance Period. If a Participant is entitled to a payment of the Award pursuant to the preceding sentence, such amount shall be prorated based on the number of days the individual was a Participant in the Plan for such Performance Period and shall be paid at the same time and in the same manner as such payment would have been made if the Participant had been a Participant on the last day of the Performance Period. A leave of absence, approved by the Committee, shall not be deemed to be a termination of employment for purposes of this Plan.

7.  Unfunded Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver payments hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

8.  Non-Alienation of Benefits; Beneficiary Designation.  All rights and benefits under the Plan are personal to the Participant and neither the Plan nor any right or interest of a Participant or any other person arising under the Plan is subject to voluntary or involuntary alienation, sale, transfer, or assignment without the Company’s consent. Subject to the foregoing, the Company shall establish such procedures as it deems necessary for a Participant to designate one or more beneficiaries to whom any payment the Committee determines to make would be payable in the event of the Participant’s death. In the event no beneficiary has been properly designated, the payment shall be made to the Participant’s surviving spouse or, if none, the Participant’s estate.

9.  Withholding for Taxes.  Notwithstanding any other provisions of this Plan, the Company shall have the authority to withhold from any payment made by it under the Plan such amount or amounts as may be required for purposes of complying with any Federal, state and local tax or withholding requirements.

10.  No Right to Continued Employment or to Participate.  Nothing contained in the Plan or in any Award shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment with the Company (or any Affiliate), or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment with the Company and its Affiliates.

11.  Non-Exclusivity of Plan.  Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases

12.  Change of Control.  Notwithstanding anything to the contrary provided elsewhere herein, in the event of a “Change of Control” of the Company then the Company shall as promptly as practicable following the effective date of the Change of Control pay any incentive Awards payable to Participants. The payment to each Participant shall be an amount not less than the target Award as originally approved for the Performance Period, notwithstanding actual results or any changes or modifications occurring after any such Change of Control.

13.  Adjustment of Awards.  Notwithstanding anything herein to the contrary, the Committee may not make any such adjustment to any Qualified Performance-Based Award if such adjustment would cause compensation pursuant to such award to cease to be performance-based compensation under Section 162(m) of the Code. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

14.  Impact of Restatement of Financial Statements upon Previous Awards.  If any of the Company’s financial statements are restated as a result of errors, omissions, or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any such Award or payment made to any, all or any class of Participants with respect to any Performance Period the financial results of which are negatively affected by such restatement. The amount to be recovered from any Participant shall be the amount by which the affected Award or payment exceeded the amount that would have been payable to such Participant had the financial statements been initially filed as restated, or any greater or lesser amount (including, but not limited to, the entire Award) that the Committee shall determine. The Committee may determine to recover different amounts from different Participants or different classes of Participants on such basis as it shall deem appropriate. In no event shall the amount to be recovered by the Company from a Participant be less than the amount required to be repaid or recovered as a matter of law. The Committee shall determine whether the Company shall effect any such recovery (i) by seeking repayment from the Participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company, a Subsidiary or any of its Affiliates, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, or (iv) by any combination of the foregoing or otherwise.

15.  Amendment or Termination.  The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan.

16.  Application of Code Section 409A.  This Plan is intended to be administered and interpreted in a manner such that it is exempt from the requirements of Section 409A of the Code pursuant to the “short term deferral rule.” Notwithstanding the foregoing, no particular tax result with respect to any income recognized by a Participant in connection with the Plan is guaranteed and each Participant shall be responsible for any taxes imposed on him in connection with the Plan.

17.  Governing Law and Interpretation.  The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof. Unless otherwise indicated, all “Section” references are to sections of the Plan. References to any law, rule or regulation shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing, or interpreting such law, rule or regulation.

18.  Severability.  If any one or more of the provisions contained in this Plan shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

19.  Effective Date.  This Plan shall become effective immediately upon stockholder approval and shall remain effective until five (5) years from the date of said stockholder approval, subject to any further shareholder approvals (or reapprovals) mandated for performance-based compensation under Section 162(m) of the Code, and subject to the right of the Board to terminate the Plan, on a prospective basis only, at any time.

APPENDIX B

HARRIS STRATEX NETWORKS, INC.

2007 STOCK EQUITY PLAN

HARRIS STRATEX NETWORKS, INC.

2007 Stock Equity Plan

1.	Purpose

This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.	Definitions

As used in this Plan, the following terms shall have the following meanings:

2.1.  Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.

2.2.  Acquisition means a merger or consolidation of the Company into another person (i.e., which merger or consolidation the Company does not survive) or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

2.3.  Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4.  Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

2.5.  Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.6.  Board means the Company’s Board of Directors.

2.7.  Change of Control means the occurrence of any of the following unless both (i) immediately prior to such occurrence Harris Corporation (“Harris”) owns more than 30% of the total combined voting power of the Company’s outstanding securities and (ii) immediately after such occurrence (and the exercise or lapse of any rights triggered by such occurrence) Harris owns a majority of such total combined voting power of the outstanding capital stock of the Company:

(a)  any merger, consolidation, share exchange or Acquisition, unless immediately following such merger, consolidation, share exchange or Acquisition at least 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (i) the entity resulting from such merger, consolidation or share exchange, or the entity which has acquired all or substantially all of the assets of the Company (in the case of an asset sale that satisfies the criteria of an Acquisition) (in either case, the “Surviving Entity”), or (ii) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the “Parent Entity”) is represented by Company securities that were outstanding immediately prior to such merger, consolidation, share exchange or Acquisition (or, if applicable, is represented by shares into which such Company securities were converted pursuant to such merger, consolidation, share exchange or Acquisition), or

(b)  any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act), other than through a merger, consolidation, share exchange or Acquisition, of securities possessing more than 30% of the total combined voting power of the Company’s outstanding securities other than (i) Harris, provided that this exclusion of Harris shall no longer apply after such time, if any, as Harris beneficially owns less than 30% of such total voting power, (ii) an employee benefit plan of the Company or any of its Affiliates (other than Harris), (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates (other than Harris), or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or

(c)  over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals each of whom meet one of the following criteria: (i) have been a Board member continuously since the adoption of this Plan or the beginning of such 36 month period, (ii) have been appointed by Harris Corporation, or (iii) have been elected or nominated during such 36 month period by at least a majority of the Board members that (x) belong to the same class of director as such Board member and (y) satisfied the criteria of this subsection (c) when they were elected or nominated, or

(d)  a majority of the Board determines that a Change of Control has occurred.

2.8.  Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.9.  Committee means the Compensation Committee of the Board, or such other committee of the Board to which such authority may be granted from time to time, which in general is responsible for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.10.  Company means Harris Stratex Networks, Inc., a corporation organized under the laws of the Delaware.

2.11.  Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.12.  Grant Date means the date as of which an Award is granted, as determined under Section 7.1(a).

2.13.  Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.14.  Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the NASDAQ Global Market (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

2.15.  Nonstatutory Option means any Option that is not an Incentive Option.

2.16.  Option means an option to purchase shares of Stock.

2.17.  Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.18.  Participant means any holder of an outstanding Award under the Plan.

2.19.  Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses or (xxv) customer service.

2.20.  Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Principles Board Opinion No. 30, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

2.21.  Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.

2.22.  Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

2.23.  Plan means this 2007 Stock Equity Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.24.  Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.25.  Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.26.  Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.27.  Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.28.  Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.29.  Stock means Class A common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.30.  Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.31.  Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.32.  Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.	Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the seventh anniversary of the earlier of the adoption of the Plan by the Board or approval of the Plan by the Company’s stockholders. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.	Stock Subject to the Plan

At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed 5,000,000 shares of Stock, subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, (a) if any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value, the shares not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan and (b) if any Option is exercised by delivering previously owned shares in payment of the exercise price therefor, only the net number of shares, that is, the number of shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.	Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.	Authorization of Grants

6.1.  Eligibility.  The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 10% of the aggregate number of shares of Stock subject to the Plan.

6.2.  General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3.  Effect of Termination of Employment, Etc.  Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or SAR of the Participant shall cease to be exercisable in any respect not later than 3 months following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

6.4.  Non-Transferability of Awards.  Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty (50) percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50) percent of the voting interests.

7.	Specific Terms of Awards

7.1.  Options.

(a)  Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b)  Exercise Price.  The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall be not less than 100% of the Market Value of Stock on the Grant Date.

(c)  Option Period.  No Incentive Option may be exercised on or after the seventh anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option may be exercised on or after the seventh anniversary of the Grant Date.

(d)  Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e)  Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company, by delivery to the Company shares of Stock having a Market Value equal to the exercise price of the shares to be purchased.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

(f) Limit on Incentive Option Characterization.  An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g)  Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2.  Stock Appreciation Rights.

(a)  Tandem or Stand-Alone.  Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b)  Exercise Price.  Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

(c)  Other Terms.  Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option.

7.3.  Restricted Stock.

(a)  Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)  Issuance of Shares.  Shares of Restricted Stock awarded pursuant to a Restricted Stock Award shall be issued as certificates or recorded in book-entry form, subject to subsection (c) below. Such shares shall be registered in the name of the Participant. Any certificates so issued shall be printed with an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee. Shares recorded in book-entry form shall be recorded with a notation referring to the terms, conditions, and restrictions applicable to such Award as determined or authorized in the sole discretion of the Committee.

(c)  Escrow of Shares.  The Committee may require that the stock certificates or book-entry registrations evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)  Restrictions and Restriction Period.  During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)  Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

(f)  Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, any certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered, and the restrictive legends shall be promptly removed from any book-entry registrations for such shares.

7.4.  Restricted Stock Units.

(a)  Character.  Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b)  Form and Timing of Payment.  Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5.  Performance Units.

(a)  Character.  Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.

(b)  Earning of Performance Units.  The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

(c)  Form and Timing of Payment.  Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.6.  Stock Grants.  Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.7.  Qualified Performance-Based Awards.

(a)  Purpose.  The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”

(b)  Authority.  All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “outside directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c)  Applicability.  This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.

(d)  Discretion of Committee with Respect to Qualified Performance-Based Awards.  Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, Restricted Stock Units, or Performance Units, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than three (3) months after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

(e)  Payment of Qualified Performance-Based Awards.  A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(f)  Maximum Award Payable.  The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of shares of Stock set forth in Section 4 above, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.

(g)  Limitation on Adjustments for Certain Events.  No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

7.8.  Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.	Adjustment Provisions

8.1.  Adjustment for Corporate Actions.  All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Closing Date (as defined in the Amended and Restated Formation, Contribution and Merger Agreement, dated as of December 18, 2006 (the “Formation Agreement”), between Harris and Stratex Networks, Inc. Subject to Section 8.2, if subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2.  Treatment in Certain Acquisitions.  Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition in which outstanding Awards are not Accelerated in full pursuant to Section 9, any then outstanding Awards shall nevertheless Accelerate in full to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and thereafter (or after a reasonable period following the Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

8.3.  Cancellation and Termination of Awards.  The Committee may, in connection with any merger, consolidation, share exchange or other transaction entered into by the Company in good faith, determine that any outstanding Awards granted under the Plan, whether or not vested, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each share of Common Stock subject to such Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the amount determined by the Committee to be the fair market value of the Common Stock and the purchase price per share (if any) under the Award multiplied by the number of shares of Common Stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Award will be canceled and terminated without payment therefor.

8.4.  Dissolution or Liquidation.  Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and SAR shall terminate, but the Optionee or

SAR holder (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or SAR to the extent exercisable on the date of dissolution or liquidation.

8.5.  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.6.  Related Matters.  Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.

9.	Change of Control

Upon the occurrence of a Change of Control:

(a)  any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate if and to the extent so provided in the Award Agreement or so determined by the Committee;

(b)  any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals shall lapse if and to the extent so provided in the Award Agreement or so determined by the Committee; and

(c)  all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals and the target payout opportunities attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control if and to the extent so provided in the Award Agreement or so determined by the Committee;

None of the foregoing shall apply, however, (i) in the case of a Qualified Performance-Based Award specifically designated as such by the Committee at the time of grant (except to the extent allowed by Section 162(m) of the Code), (ii) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (iii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

10.	Settlement of Awards

10.1.  In General.  Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2.  Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a)  the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or

(b)  the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

10.3.  Corporate Restrictions on Rights in Stock.  Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company.

10.4.  Investment Representations.  The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.5.  Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

10.6.  Placement of Legends; Stop Orders; etc.  Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.4 in addition to any other applicable restriction under the Plan, the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any certificates or recorded in connection with book-entry accounts representing the shares to make appropriate reference to such restrictions.

10.7.  Tax Withholding.  Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

11.	Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12.	Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until shares shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13.	Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.	Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

15.	Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan. Notwithstanding the foregoing, the Company will not reprice, or cancel and regrant any outstanding award without shareholder approval.

No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

16.	Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

17.	Severability

If any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

18.	Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the state of Delaware, without regard to the conflict of laws principles thereof.

Harris Stratex Networks, Inc. Harris Stratex Networks, Inc. ANNUAL MEETING OF HARRIS STRATEX NETWORKS, INC. Date: November 20, 2008 Annual Meeting of Harris Stratex Networks, Inc. Time: 3:30 P.M. (Pacifi c Time) Place: 120 Rose Orchard Way, San Jose, California 95134 to be held on Thursday, November 20, 2008 See Voting Instruction on Reverse Side. for Holders as of September 22, 2008 Please make your marks like this: Use dark black pencil or pen only Board of Directors Recommends a Vote FOR proposals 1, 2, 3 and 4. INTERNET TELEPHONE 1: Election of Class A Directors Vote For Withhold Vote *Vote For Go To 866-821-8164 All Nominees From All Nominees All Except www.proxypush.com/hstx • Cast your vote online. OR • Use any touch-tone telephone. • View Meeting Documents. • Have your Voting Instruction Form ready. • Follow the simple recorded instructions. *INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Exception” box and write the number(s) identifying the director(s) from the box MAIL below in the space provided to the right. OR • Mark, sign and date your Voting Instruction Form. Proposal Directors Detach your Voting Instruction Form. • Number Recommend • Return your Voting Instruction Form in the For Against Abstain postage-paid envelope provided. 2: For By signing the proxy, you revoke all prior proxies and appoint Juan Otero, General Counsel and Secretary, and Meena Elliott, Associate General Counsel, Assistant Secretary, and each of them acting in the absence 3: For of the other, with full power of substitution to vote your shares on matters shown on the Voting Instruction form and any other matters that may come before the Annual Meeting and all adjournments. 4: For PROPOSAL(S) All votes must be received by 5:00 P.M., Eastern Time, November 19, 2008. 1: Election of Directors Nominees Class A Directors: 01 Charles D. Kissner 03 Clifford H. Higgerson #Shares 02 William A. Hasler 04 Edward F. Thompson 2: Ratifi cation of selection of Ernst & Young LLP as our independent registered public accounting fi rm. 3: Approval of the material terms of the Annual Incentive Plan. 4: Approval of the material terms of the 2007 Stock Equity Plan. PROXY TABULATOR FOR HARRIS STRATEX NETWORKS, c/o MEDIANT COMMUNICATIONS PO BOX 8016 CARY, NC 27512-9903 EVENT # To attend the meeting and vote your shares in person, please mark this box. CLIENT # Authorized Signatures — This section must be completed for your Instructions to be executed. OFFICE # Please Sign Here Please Date Here Please Sign Here Please Date Here Please sign exactly as your name(s) appears on your stock certifi cate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations Copyright © 2007 Mediant Communications LLC. All Rights Reserved should provide the full name of the corporation and the title of an authorized offi cer signing the proxy.

INTENTIONALLY LEFT BLANK PROXY TABULATOR FOR HARRIS STRATEX NETWORKS, INC. c/o MEDIANT COMMUNICATIONS 17 STATE STREET, 7TH FLOOR NEW YORK, NY 10203-0433